UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Emerging Market Debt Portfolio

International Bond Portfolio

Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1	–	Report to Stockholders

BLACKROCK FUNDS II SEMI-ANNUAL REPORT | JUNE 30, 2010 (UNAUDITED)

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated – primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in-line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2010	BlackRock Emerging Market Debt Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective April 1, 2010, the Fund’s benchmark was changed from the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified to the JP Morgan EMBI Global. Fund management believes the new benchmark is more representative of the industry standard for funds with similar strategies.

•

For the six-month period ended June 30, 2010, the Fund underperformed both the JP Morgan EMBI Global and the JP Morgan EMBI Global Diversified. The following discussion of relative performance pertains to the new benchmark, the JP Morgan EMBI Global.

What factors influenced performance?

•

Emerging sovereigns benefited from lower debt levels and smaller fiscal deficits relative to their developed counterparts; however, returns and volatility were dominated by riskier credits during the period. Against this backdrop, the Fund’s overweight position in Argentina detracted from performance as the government and central bank fought over reserves. An overweight in Venezuela also hindered Fund results; the government’s preference for interventionist measures over market-based ones to limit currency depreciation weighed on our Venezuela credit. Exposure to the Mexican peso and a long position in the Polish zloty further detracted from Fund performance.

•

Conversely, a short duration position in Hungary was the largest contributor to positive Fund performance, as the credit widened when rhetoric from the newly elected government highlighted the difficulties Hungary faces in stabilizing its sovereign debt levels. The sovereign debt crisis in Europe weighed on investors’ risk appetite, and we used put options on the euro to hedge against some of the Fund’s overall volatility, a strategy that benefited performance.

Describe recent portfolio activity.

•

During the period, we actively managed our exposure to higher-yielding credits, namely Venezuela, where we took profits when the credit rallied. This allowed us to later re-enter the trade at more attractive levels. We moved to an underweight in Turkey given the country’s weak growth outlook resulting from its dependence on the Eurozone for exports. Conversely, we used recent spread widening in Russia to increase the Fund’s exposure as a clean fundamental story plays out. We participated in new-issue opportunities in Hungary, Indonesia, Lithuania, Kazakhstan and, most notably, South Africa, where we are comfortable with the credit due to a small debt load and limited amount of external debt. During the course of the period, we opened long positions in the Indian rupee, Korean won and Chinese renminbi, as China moved toward increased currency flexibility. We also opened short positions in the Russian ruble and Turkish lira in an effort to protect the Fund from volatility.

Describe Fund positioning at period end.

•

We continue to monitor risk levels in emerging markets, as uncertainty over the global economic recovery persists. The Fund remains overweight in higher-beta sovereigns, such as Argentina and Venezuela, as we continue to believe they offer attractive risk/reward opportunities. Given positive fundamental outlooks in the developing world, we also continue to overweight credits such as Russia and South Africa. Emerging markets should remain resilient, with developing economies responsible for much of the global growth in 2010 and dedicated investors helping to cushion the asset class from global financial market volatility. However, risks clearly remain. Entering the second half of the year, country and credit selection will remain paramount in managing risks and finding opportunities across emerging markets.

•	At period-end, the Fund had a cash allocation of about 18% of net assets. These positions represent cash/cash equivalents backing our forward currency contracts and had no impact on Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	85%
Corporate Bonds	9
Foreign Agency Obligations	6

Geographic Allocation	Percent of Long-Term Investments
Russia	19%
Brazil	12
Venezuela	10
Mexico	9
Turkey	8
Argentina	7
Indonesia	6
Philippines	5
Colombia	4
South Africa	4
Kazakhstan	4
Panama	3
Peru	2
Other[1]	7

1	Other includes 1% holdings in each of the following countries: Chile, Croatia, Dominican Republic, El Salvador, Hungary, Lithuania Malaysia, Poland, Ukraine and Uruguay.

4	BLACKROCK FUNDS II	JUNE 30, 2010

BlackRock Emerging Market Debt Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

3	This index is a uniquely-weighted version of the JP Morgan EMBI Global Index, which tracks total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities across 38 countries. The JP Morgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

4	This index tracks total returns for US-dollar denominated debt instruments issued by emerging market, sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds. The index covers 188 instruments across 33 countries. Effective April 1, 2010, the Fund changed the benchmark against which it measures performance from the JP Morgan EMBI Global Diversified Index to the JP Morgan EMBI Global Index as Fund management believes the new benchmark is more representative of the industry standard for funds with similar strategies.

5	Commencement of operations.

Performance Summary for the Period Ended June 30, 2010

			Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	5.90%	5.01%	16.54%	N/A	6.06%	N/A
Institutional	5.85	4.99	16.49	N/A	5.97	N/A
Investor A	5.33	4.95	16.18	11.52%	5.70	3.91%
Investor C	4.83	4.57	15.32	14.32	4.91	4.91
JP Morgan EMBI Global Diversified Index	—	5.56	18.44	N/A	7.66	N/A
JP Morgan EMBI Global Index	—	5.37	17.90	N/A	7.55	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on February 1, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[8]
BlackRock	$1,000	$1,050.10	$4.32	$1,000	$1,020.58	$4.26
Institutional	$1,000	$1,049.90	$4.52	$1,000	$1,020.38	$4.46
Investor A	$1,000	$1,049.50	$5.84	$1,000	$1,019.09	$5.76
Investor C	$1,000	$1,045.70	$9.69	$1,000	$1,015.32	$9.54

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.85% for BlackRock, 0.89% for Institutional, 1.15% for Investor A and 1.91% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2010	5

Fund Summary as of June 30, 2010	BlackRock International Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2010, the Fund’s BlackRock, Institutional, Service and Investor A Shares outperformed its benchmark, the Citigroup Non-US World Government Bond Index while the Investor B and Investor C Shares underperformed the Index.

What factors influenced performance?

•

The market experienced a flight to quality as sovereign debt worries in European peripheral countries weighed on investor sentiment. Against this backdrop, the Fund’s duration overweights in Canada, Australia and Germany versus peripheral markets of the Eurozone benefited performance as global government rates rallied. Our yield curve flattening positions in both the US and Europe also aided performance as the market became concerned about deflation risks.

•

Conversely, the Fund’s underweight duration position in the U.K. and short duration position in the US detracted from performance as global government securities rallied. The Fund’s long positions in corporate credit, most notably in financials, negatively affected performance as well.

Describe recent portfolio activity.

•

After covering the Fund’s short US dollar duration position earlier in the six-month period, we returned to an overall short duration stance. We also increased the size of our US yield curve flattener by buying 30-year bonds.

•

We reduced the Fund’s overall duration overweight in Europe following a significant period of outperformance and built a flattener in the euro yield curve. Earlier in the period, we established a small overweight in Greece, but closed the positions in Greek government bonds prior to Moody’s downgrade of Greece to below investment grade. We reduced the size of the Fund’s underweight in other European peripheral markets, a move financed from the sale of outperforming Danish krona securities. We also moved to an overweight in Canada through the purchase of 10-year bonds. In the early part of the period, we moved some Australian duration out of government bonds into inflation-linked bonds while reducing the Fund’s inflation-linked bond position in Japan.

•

Within the Fund’s credit allocation, we increased exposure to capital securities. In currencies, we increased our overweight to the US dollar versus both the euro and the yen; however, we re-established some modest exposure to the euro toward the end of the period.

Describe Fund positioning at period end.

•

The recent moderation in underlying economic data suggests that the recovery has entered a new phase and that markets have been rightly discounting a more challenging environment for global growth. The market is exceedingly concerned about a double-dip recession, yet it expects the pull of monetary expansion to succeed in averting deflation.

•

Given the rally in global government securities, we reduced the overall duration of the Fund. We maintained a significant yield curve flattening stance at period-end, as we believe inflation will be lower than the market expects. In risk assets, we continue to seek opportunities to buy assets that look attractive on a relative-value basis, while maintaining a higher-quality bias. At period-end, the Fund had a cash position of about 4% of net assets. The cash position increased toward period-end as we implemented yield curve flattening trades; notably, however, it had no impact on Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	57%
Corporate Bonds	25
Foreign Agency Obligations	6
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	4
Preferred Securities	2
Taxable Municipal Bonds	1

Geographic Allocation	Percent of Long-Term Investments
Japan	25%
United States	13
Italy	9
France	8
Australia	6
Germany	6
Canada	5
United Kingdom	5
Finland	5
Denmark	3
Ireland	2
Luxembourg	2
Spain	2
Netherlands	2
Sweden	2
Other[1]	5

1	Other includes a 1% holding in each of the following countries: Belgium, Brazil, New Zealand, Norway and Switzerland.

6	BLACKROCK FUNDS II	JUNE 30, 2010

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Service Shares do not have a sales charge.

2	The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States in the five to fifteen year maturity range.

3	This unmanaged index tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Performance Summary for the Period Ended June 30, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	1.85%	(3.00)%	3.02%	N/A	3.61%	N/A	5.97%	N/A
Institutional	1.74	(3.07)	2.90	N/A	3.53	N/A	5.85	N/A
Service	1.46	(3.19)	2.53	N/A	3.22	N/A	5.55	N/A
Investor A	1.40	(3.21)	2.59	(1.56)%	3.17	2.33%	5.46	5.03%
Investor B	0.52	(3.63)	1.72	(2.71)	2.31	1.98	4.90	4.90
Investor C	0.67	(3.58)	1.71	0.73	2.34	2.34	4.65	4.65
Citigroup Non-US World Government Bond Index	—	(3.34)	1.52	N/A	4.98	N/A	6.44	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[5]
BlackRock	$1,000	$970.00	$3.86	$1,000	$1,020.88	$3.96
Institutional	$1,000	$969.30	$4.39	$1,000	$1,020.33	$4.51
Service	$1,000	$968.10	$5.66	$1,000	$1,019.04	$5.81
Investor A	$1,000	$967.90	$5.90	$1,000	$1,018.79	$6.06
Investor B	$1,000	$963.70	$10.08	$1,000	$1,014.53	$10.34
Investor C	$1,000	$964.20	$9.55	$1,000	$1,015.08	$9.79

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.79% for BlackRock, 0.90% for Institutional, 1.16% for Service, 1.21% for Investor A, 2.07% for Investor B and 1.96% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2010	7

Fund Summary as of June 30, 2010	BlackRock Strategic Income Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective March 5, 2010, the Fund changed its name from BlackRock Strategic Income Portfolio to BlackRock Strategic Income Opportunities Portfolio and changed its non-fundamental investment strategy to allow, among other things, the Fund’s asset allocation between the underlying funds and the direct opportunistic purchases to vary, and it is possible that up to 100% of the Strategic Income Opportunities Portfolio’s assets may be invested entirely in either underlying funds or direct opportunistic purchases. As of the same date, the Fund changed its benchmark from the Barclays Capital US Aggregate Bond Index to the Barclays Capital US Universal Index. Fund management believes it is more representative of the industry standard for funds with similar strategies.

•

For the six-month period ended June 30, 2010, the Fund outperformed its benchmark, the Barclays Capital US Universal Index, and its former benchmark, the Barclays Capital US Aggregate Bond Index. The following discussion of performance is relative to the Barclays Capital US Universal Index.

What factors influenced performance?

•

The Fund’s overweight exposure relative to the benchmark in non-government spread sectors including high yield debt, investment grade credit, commercial mortgage-backed securities (CMBS), asset-backed securities and emerging markets debt, drove the Fund’s outperformance during the earlier half of the period. The Fund also benefited from an allocation outside the index to non-agency mortgage-backed securities (MBS), which rallied alongside the broader spread sectors. In the second quarter, the Fund reduced its exposure to high yield debt in favor of higher quality sectors of the securitized market including non-agency MBS and CMBS, which outperformed risk assets amid sovereign debt fears in Europe and mixed economic data in the US. The Fund’s longer duration bias also proved beneficial as US Treasuries rallied in the broad flight-to-quality. Active duration management during the month of June when uncertainty around the global economic recovery resulted in interest rate volatility, also benefited the Fund.

•

The Fund’s un-hedged currency exposure slightly detracted from performance as the US dollar appreciated versus the euro on concerns relating to the financial crisis in Greece. An overall overweight exposure to spread sectors during the broad sell-off in May had a slight negative impact on returns.

Describe recent portfolio activity.

•

During the six-month period, we reduced exposure to high yield and emerging market debt, selling on strength as those sectors led the rally in risk assets. We increased exposure to investment grade credit in the secondary market with a focus on industrial issuers with strong free cash flows in the telecommunication services and consumer staples sectors. We shifted assets into higher quality sectors of the securitized market including non-agency MBS and CMBS. In June, we tactically adjusted the Fund’s duration in response to the near term volatility of interest rates. Near the end of the period, we began adding risk assets back to the Fund by selectively investing in the high yield market, financial corporate credit, and California Build America Bonds.

Describe Fund positioning at period end.

•

At period-end, the Fund was underweight relative to its benchmark in government-related sectors and overweight in non-government spread sectors including high yield debt, non-agency MBS and CMBS. We believe these sectors are positioned to benefit from continued accommodative monetary policy and improved economic fundamentals. The Fund’s duration was short relative to its benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Asset Mix	Percent of Long-Term Investments
Fixed Income Securities	74%
Affiliated Investment Companies	26

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	89%
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	3
Corporate Bonds	3
Asset-Backed Securities	1

8	BLACKROCK FUNDS II	JUNE 30, 2010

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund will invest in a combination of other BlackRock fixed income mutual funds that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities, which investments are called the “direct opportunistic purchases.”

3	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

4	An unmanaged, market value weighted index of fixed income securities issued in U.S. Dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year. Effective March 5, 2010, the Fund changed the benchmark against which it measures performance from the Barclays Capital US Aggregate Bond Index to the Barclays Capital US Universal Index as Fund management believes the new benchmark is more representative of the industry standard for funds with similar strategies.

5	Commencement of operations.

Performance Summary for the Period Ended June 30, 2010

			Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	4.84%	6.96%	20.36%	N/A	5.52%	N/A
Investor A	4.24	6.82	20.05	15.21%	5.27	3.47%
Investor C	3.88	6.32	19.04	18.04	4.45	4.45
Barclays Capital US Aggregate Bond Index	—	5.33	9.50	N/A	6.04	N/A
Barclays Capital US Universal Index	—	5.24	10.60	N/A	6.00	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

7	The Fund commenced operations on February 5, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,069.60	$0.77	$1,000	$1,024.05	$0.75
Investor A	$1,000	$1,068.20	$1.95	$1,000	$1,022.91	$1.91
Investor C	$1,000	$1,063.20	$5.78	$1,000	$1,019.19	$5.66

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.15% for Institutional, 0.38% for Investor A and 1.13% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2010	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares. BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio each may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after May 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees and exchange fees and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	JUNE 30, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The International Bond Portfolio may utilize leverage through entering into treasury rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	11

Schedule of Investments June 30, 2010 (Unaudited)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Chile — 0.3%
Codelco, Inc., 6.15%, 10/24/36	$100	$109,503

Kazakhstan — 3.2%
Eurasian Development Bank,
7.38%, 9/29/14(a)	140	148,356
KazMunaiGaz Finance Sub BV:
11.75%, 1/23/15(a)	380	465,044
7.00%, 5/05/20	550	552,090

		1,165,490

Malaysia — 1.0%
Petronas Capital Ltd.:
5.25%, 8/12/19(a)	150	157,711
7.88%, 5/22/22	150	186,853

		344,564

Mexico — 1.9%
Pemex Project Funding Master Trust,
5.75%, 3/01/18	180	188,566
Petroleos Mexicanos,
4.88%, 3/15/15(a)	500	517,500

		706,066

Venezuela — 1.4%
Petroleos de Venezuela SA, 5.25%, 4/12/17	950	508,250

Total Corporate Bonds — 7.8%		2,833,873

Foreign Agency Obligations
Russia — 5.0%
Gaz Capital SA,
7.29%, 8/16/37	140	138,124
Morgan Stanley Bank AG for OAO Gazprom,
9.63%, 3/01/13	400	445,000
RSHB Capital SA:
9.00%, 6/11/14(a)	200	224,500
9.00%, 6/11/14	900	1,011,375

Total Foreign Agency Obligations — 5.0%		1,818,999

Foreign Government Obligations
Argentina — 5.8%
Republic of Argentina:
7.00%, 10/03/15	115	89,573
8.28%, 12/31/33	2,791	1,908,103
2.50%, 12/31/38(b)	320	114,800

		2,112,476

Brazil — 9.8%
Federative Republic of Brazil:
8.00%, 1/15/18	987	1,144,533
5.88%, 1/15/19	200	219,500
4.88%, 1/22/21	1,020	1,021,530
8.88%, 4/15/24	50	67,500
7.13%, 1/20/37	815	961,700
11.00%, 8/17/40	40	53,560
5.63%, 1/07/41	100	98,250

		3,566,573

Colombia — 3.5%
Republic of Colombia:
7.38%, 1/27/17	260	301,600
7.38%, 3/18/19	550	643,500
7.38%, 9/18/37	275	323,125

		1,268,225

Croatia — 0.4%
Croatia,
6.75%, 11/05/19(a)	160	167,496

Dominican Republic — 0.4%
Dominican Republic International Bonds,
7.50%, 5/06/21(a)	140	144,200

El Salvador — 0.6%
Republic of El Salvador:
7.38%, 12/01/19(a)	100	109,000
7.65%, 6/15/35	90	95,400

		204,400

Hungary — 0.2%
Republic of Hungary,
6.25%, 1/29/20	60	59,054

Indonesia — 4.8%
Republic of Indonesia:
7.50%, 1/15/16(a)	190	220,400
6.88%, 3/09/17	250	282,864
6.88%, 1/17/18(a)	200	225,500
11.63%, 3/04/19(a)	100	143,750
5.88%, 3/13/20(a)	170	179,350
5.88%, 3/13/20	200	211,750
6.63%, 2/17/37	100	105,652
6.63%, 2/17/37(a)	130	136,500
7.75%, 1/17/38	200	236,000

		1,741,766

Lithuania — 0.6%
Republic of Lithuania,
7.38%, 2/11/20(a)	197	208,672

Malaysia — 0.1%
Malaysia Government,
7.50%, 7/15/11	35	37,102

Portfolio Abbreviations

To simplify the listings of fund holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	KRW	South Korean Won
	BRL	Brazil Real	LIBOR	London Interbank Offered Rate
	BZDIOVRA	Brazil Interbank Deposit Rate	MXN	Mexican Peso
	CAD	Canadian Dollar	MYR	Malaysian Ringgit
	CHF	Swiss Francs	NOK	Norwegian Krone
	CNY	Chinese Yuan	NZD	New Zealand Dollar
	COP	Colombian Peso	PLN	Polish Zloty
	CZK	Czech Koruna	PRIBOR	Prague Interbank Offered Rate
	DKK	Danish Krone	RB	Revenue Bonds
	EUR	Euro	RUB	Russian Rouble
	GBP	British Pound	SEK	Swedish Krona
	GO	General Obligation	SGD	Singapore Dollar
	HUF	Hungarian Forint	TRY	Turkish Lira
	INR	Indian Rupee	USD	United States Dollar
	JPY	Japanese Yen	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Foreign Government Obligations
Mexico — 5.8%
United Mexican States:
5.63%, 1/15/17	$250	$274,375
5.13%, 1/15/20	40	41,600
8.30%, 8/15/31	400	540,000
6.75%, 9/27/34	812	935,830
6.05%, 1/11/40	300	316,500

		2,108,305

Pakistan — 0.2%
Islamic Republic of Pakistan,
6.88%, 6/01/17	100	89,880

Panama — 2.1%
Republic of Panama:
8.88%, 9/30/27	290	386,425
9.38%, 4/01/29	288	398,880

		785,305

Peru — 1.9%
Republic of Peru:
9.88%, 2/06/15	113	141,750
7.13%, 3/30/19	65	76,862
7.35%, 7/21/25	200	239,500
6.55%, 3/14/37	220	243,100

		701,212

Philippines — 3.8%
Republic of Philippines:
9.38%, 1/18/17	220	281,864
7.75%, 1/14/31	570	660,516
6.38%, 10/23/34	445	445,534

		1,387,914

Poland — 1.0%
Poland Government International Bond,
6.38%, 7/15/19	322	356,204

Russia — 10.7%
Russia Federation,
7.50%, 3/31/30(b)	3,466	3,906,816

South Africa — 3.4%
Republic of South Africa:
6.50%, 6/02/14	220	244,200
6.88%, 5/27/19	280	320,250
5.50%, 3/09/20	670	692,613

		1,257,063

Turkey — 6.6%
Republic of Turkey:
9.50%, 1/15/14	400	471,500
7.25%, 3/15/15	150	168,000
7.50%, 7/14/17	320	365,600
11.88%, 1/15/30	695	1,125,900
8.00%, 2/14/34	155	181,156
6.88%, 3/17/36	95	98,088

		2,410,244

Ukraine — 0.8%
Ukraine Government:
6.58%, 11/21/16(a)	100	92,250
6.58%, 11/21/16	230	213,049

		305,299

Uruguay — 0.9%
Republic of Uruguay,
7.63%, 3/21/36	272	315,167

Venezuela — 6.6%
Republic of Venezuela:
7.00%, 12/01/18	70	40,600
7.65%, 4/21/25	30	16,200
9.25%, 9/15/27	2,277	1,531,282
9.25%, 5/07/28	680	414,800
9.38%, 1/13/34	665	412,300

		2,415,182

Total Foreign Government Obligations — 70.0%		25,548,555

Total Long-Term Investments (Cost — $29,335,896) — 82.8%		30,201,427

	Shares
Short-Term Securities
Time Deposits — 17.8%
Brown Brothers Harriman & Co.,
0.03%(c)	6,486,677	6,486,677

Total Short-Term Securities (Cost — $6,486,677) — 17.8%		6,486,677

	Contracts
Options Purchased
Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10	20	1,500
AUD Currency, Strike Price CAD 0.87, Expires 8/13/10	28	1,965
EUR Currency, Strike Price CHF 1.41, Expires 8/04/10	42	35,998
EUR Currency, Strike Price CHF 1.42, Expires 8/05/10	80	71,131

Total Options Purchased (Cost — $36,434) — 0.3%		110,594

Total Investments Before Outstanding Options Written (Cost — $35,859,007*) — 100.9%		36,798,698

Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10	20	(750)
EUR Currency, Strike Price CHF 1.41, Expires 8/04/10	42	(35,783)
EUR Currency, Strike Price CHF 1.42, Expires 8/05/10	80	(71,131)

Total Options Written (Premiums Received — $40,913) — (0.3)%		(107,664)

Total Investments Net of Outstanding Options Written — 100.6%		36,691,034
Liabilities in Excess of Other Assets — (0.6)%		(209,690)

Net Assets — 100.0%		$36,481,344

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	13

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$36,030,812

Gross unrealized appreciation	$1,023,345
Gross unrealized depreciation	(255,459)

Net unrealized appreciation	$767,886

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	345,000	USD	420,969	Citibank, M.A.	7/01/10	$915
EUR	350,000	USD	427,350	Deutsche Bank Capital Corp.	7/01/10	648
EUR	350,000	USD	427,420	Morgan Stanley & Co.	7/01/10	578
USD	219,834	EUR	180,000	Goldman Sachs & Co.	7/01/10	(280)
USD	633,412	EUR	520,000	Royal Bank of Scotland	7/01/10	(2,471)
BRL	680,200	USD	380,000	Citibank, N.A.	7/02/10	(3,319)
BRL	680,200	USD	377,574	Citibank, N.A.	7/02/10	732
BRL	561,330	USD	315,000	Goldman Sachs & Co.	7/02/10	(4,014)
BRL	561,330	USD	311,590	Goldman Sachs & Co.	7/02/10	604
BRL	432,240	USD	239,933	HSBC Securities, Inc.	7/02/10	(465)
BRL	609,960	USD	338,585	RBC Capital Markets	7/02/10	(657)
BRL	214,015	USD	118,798	Royal Bank of Scotland	7/02/10	(230)
MXN	2,952,050	USD	230,000	Goldman Sachs & Co.	7/02/10	1,744
MXN	2,963,550	USD	230,000	HSBC Securities, Inc.	7/02/10	(855)
USD	240,000	BRL	432,240	HSBC Securities, Inc.	7/02/10	634
USD	115,000	BRL	214,015	JPMorgan Chase Bank, N.A.	7/02/10	(3,517)
USD	340,000	BRL	609,960	RBC Capital Markets	7/02/10	2,216
INR	6,535,200	USD	140,000	JPMorgan Securities, Inc.	7/12/10	488
MXN	5,046,880	USD	400,000	Barclays Bank	7/12/10	(10,251)
MXN	3,030,648	USD	240,000	Barclays Bank	7/12/10	(5,956)
MXN	5,830,600	USD	457,288	BNP Paribas	7/12/10	(7,015)
PLN	1,268,376	EUR	310,000	BNP Paribas	7/12/10	(5,533)
PLN	938,636	EUR	230,000	Goldman Sachs & Co.	7/12/10	(4,817)
USD	74,692	MXN	945,500	Citibank, N.A.	7/12/10	1,675
USD	90,000	INR	4,247,100	Deutsche Bank Capital Corp.	7/12/10	(1,300)
USD	740,000	TRY	1,172,456	Goldman Sachs & Co.	7/12/10	1,012
USD	1,030,000	MXN	13,002,720	Goldman Sachs & Co.	7/12/10	25,855
USD	180,000	INR	8,508,600	HSBC Securities, Inc.	7/12/10	(2,910)
USD	70,000	INR	3,304,000	Morgan Stanley & Co.	7/12/10	(1,026)
AUD	390,000	USD	332,101	Deutsche Bank Capital Corp.	7/14/10	(4,378)
EUR	110,400	USD	135,672	BNP Paribas	7/14/10	(661)
EUR	560,000	USD	678,988	Citibank, N.A.	7/14/10	5,854
EUR	90,000	USD	110,311	Deutsche Bank Capital Corp.	7/14/10	(248)
EUR	460,000	USD	552,060	Goldman Sachs & Co.	7/14/10	10,489
EUR	380,000	USD	459,149	Royal Bank of Scotland	7/14/10	5,565
JPY	27,838,448	USD	305,000	BNP Paribas	7/14/10	9,932
JPY	41,069,250	USD	450,000	Goldman Sachs & Co.	7/14/10	14,611
TRY	409,032	USD	260,000	Barclays Bank	7/14/10	(2,278)
USD	289,919	AUD	335,000	BNP Paribas	7/14/10	8,414
USD	591,109	EUR	471,000	BNP Paribas	7/14/10	15,108
USD	450,000	JPY	41,184,900	Calyon Securities	7/14/10	(15,919)
USD	346,160	AUD	400,000	Calyon Securities	7/14/10	10,034
USD	551,059	EUR	460,000	Citibank, N.A.	7/14/10	(11,490)
USD	250,000	TRY	394,300	Citibank, N.A.	7/14/10	1,560
USD	551,627	EUR	460,000	Royal Bank of Scotland	7/14/10	(10,921)
USD	616,725	EUR	500,000	Royal Bank of Scotland	7/14/10	5,259
USD	305,000	JPY	27,829,542	UBS Securities, Inc.	7/14/10	(9,832)
USD	267,916	EUR	220,000	UBS Securities, Inc.	7/14/10	(1,129)
AUD	450,000	USD	387,847	Morgan Stanley & Co.	7/28/10	(10,352)
HUF	57,861,000	USD	270,000	Morgan Stanley & Co.	7/28/10	(22,937)
JPY	9,329,000	USD	100,294	Royal Bank of Scotland	7/28/10	5,267
MXN	3,405,200	USD	274,450	BNP Paribas	7/28/10	(11,913)
MXN	2,967,900	USD	228,175	BNP Paribas	7/28/10	647
MXN	8,381,000	USD	681,604	Royal Bank of Scotland	7/28/10	(35,439)

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	2,695,200	USD	214,322	UBS Securities, Inc.	7/28/10	$(6,525)
TRY	560,800	USD	352,609	UBS Securities, Inc.	7/28/10	(96)
USD	97,700	JPY	8,935,000	Citbank, N.A.	7/28/10	(3,403)
USD	207,426	MXN	2,666,500	Citibank, N.A.	7/28/10	1,842
USD	209,208	HUF	42,590,500	Credit Agricole Securities	7/28/10	27,349
USD	70,000	HUF	16,086,000	Deutsche Bank Capital Corp.	7/28/10	1,314
USD	170,000	TRY	275,426	Goldman Sachs & Co.	7/28/10	(3,130)
USD	59,200	MXN	731,000	Goldman Sachs & Co.	7/28/10	2,841
USD	603,906	MXN	7,458,000	Goldman Sachs & Co.	7/28/10	28,904
USD	96,571	ZAR	765,000	Morgan Stanley & Co.	7/28/10	(2,602)
USD	347,672	AUD	400,000	Royal Bank of Scotland	7/28/10	12,121
USD	493,908	MXN	6,460,000	UBS Securities, Inc.	7/28/10	(4,150)
USD	177,321	TRY	287,500	UBS Securities, Inc.	7/28/10	(3,398)
USD	67,019	ZAR	522,500	UBS Securities, Inc.	7/28/10	(717)
ZAR	184,000	USD	24,243	Royal Bank of Scotland	7/28/10	(390)
ZAR	1,227,000	USD	162,136	UBS Securities, Inc.	7/28/10	(3,071)
BRL	885,430	USD	490,000	Goldman Sachs & Co.	8/03/10	543
USD	490,000	BRL	885,675	BNP Paribas	8/03/10	2,915
USD	315,000	BRL	565,362	Goldman Sachs & Co.	8/03/10	4,074
CNY	2,726,000	USD	400,000	HSBC Securities, Inc.	8/11/10	2,062
CNY	3,744,125	USD	550,000	JPMorgan Securities Corp.	8/11/10	2,228
COP	216,700,000	USD	110,000	Citibank, N.A.	8/11/10	3,990
INR	6,771,000	USD	150,000	Bank of New York	8/11/10	(4,975)
INR	12,371,778	USD	270,000	Citibank, N.A.	8/11/10	(5,014)
INR	6,780,000	USD	150,000	Deutsche Bank Capital Corp.	8/11/10	(4,782)
INR	10,474,185	USD	235,000	Morgan Stanley & Co.	8/11/10	(10,658)
INR	13,132,000	USD	280,000	Morgan Stanley & Co.	8/11/10	1,268
KRW	170,205,000	USD	150,000	Citibank, N.A.	8/11/10	(10,917)
KRW	284,767,500	USD	250,000	Deutsche Bank Capital Corp.	8/11/10	(17,302)
KRW	281,260,000	USD	245,000	Deutsche Bank Capital Corp.	8/11/10	(15,168)
KRW	490,360,000	USD	410,000	Deutsche Bank Capital Corp.	8/11/10	(9,302)
KRW	219,240,000	USD	180,000	JPMorgan Securities Corp.	8/11/10	(848)
KRW	254,347,800	USD	230,000	UBS Securities, Inc.	8/11/10	(22,160)
MYR	357,500	USD	110,000	BNP Paribas	8/11/10	208
RUB	11,035,500	USD	350,000	Citibank, N.A.	8/11/10	(341)
USD	200,000	INR	9,161,000	Bank National de Paris	8/11/10	3,785
USD	200,000	KRW	225,000,000	Barclays Bank	8/11/10	16,141
USD	110,000	MYR	358,160	Citibank, N.A.	8/11/10	(412)
USD	245,000	KRW	281,995,000	Citibank, N.A.	8/11/10	14,568
USD	230,000	KRW	256,680,000	HSBC Securities, Inc.	8/11/10	20,254
USD	310,000	KRW	382,307,500	JPMorgan Chase Bank, N.A.	8/11/10	(2,403)
USD	350,000	RUB	11,035,500	JPMorgan Securities Corp.	8/11/10	(1,964)
USD	240,000	KRW	289,200,000	JPMorgan Securities Corp.	8/11/10	3,680
USD	140,000	COP	266,280,000	Morgan Stanley & Co.	8/11/10	(70)
USD	245,000	INR	11,221,000	Royal Bank of Scotland	8/11/10	4,662
USD	245,000	KRW	280,525,000	UBS Securities, Inc.	8/11/10	15,769
USD	120,000	INR	5,501,400	UBS Warburg	8/11/10	2,168
AUD	110,000	CAD	96,106	Westpac Banking Corp.	8/13/10	1,848
CAD	96,706	AUD	110,000	Deutsche Bank Capital Corp.	8/13/10	(1,284)

Total						$(22,820)

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation
9	U.S. Treasury Bonds (30 Year)	September 2010	$1,147,500	$16,510

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	15

Schedule of Investments (concluded)	BlackRock Emerging Market Debt Portfolio

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
10.30	%(a)	BZDIOVRA Index	Deutsche Bank AG	January 2011	BRL	1,870	$(1,108)
10.67	%(a)	BZDIOVRA Index	UBS AG	January 2011	BRL	3,505	(1,263)
10.95	%(a)	BZDIOVRA Index	UBS AG	January 2011	BRL	8,550	(3,394)

Total							$(5,765)

(a)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
Kingdom of Spain	1.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	340	$11,182
Republic of Hungary	1.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	600	37,552
Republic of Hungary	1.00%	Morgan Stanley Capital Services, Inc.	June 2015	USD	600	38,913
Republic of France	0.25%	JPMorgan Chase Bank, N.A.	December 2019	USD	400	19,330

Total						$106,977

•	Credit default swaps on single-name issues - sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Republic of Venezuela	0.00%	Deutsche Bank AG	September 2010	BB-	USD	3,500	$2,126

1	Using Standard & Poor’s (“S&P’s”) rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes - buy protection outstanding as of June 30, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX.EM Index Series 13 Version 1	5.00%	Deutsche Bank AG	June 2015	USD	1,770	$(88)

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$30,201,427	—	$30,201,427
Short-Term Securities	—	6,486,677	—	6,486,677

Total	—	$36,688,104	—	$36,688,104

1	See above Schedule of Investments for values in each security type.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$109,103	—	$109,103
Foreign currency exchange contracts	—	413,469	—	413,469
Interest rate contracts	$18,010	—	—	18,010
Liabilities:
Credit contracts	—	(88)	—	(88)
Foreign currency exchange contracts	—	(439,874)	—	(439,874)
Interest rate contracts	(750)	—	—	(750)

Total	$17,260	$82,610	—	$99,870

2	Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
France — 0.1%
Auto ABS, Series 2007-1, Class A,
0.80%, 2/25/19(a)	EUR	337	$407,803

Ireland — 0.3%
Cars Alliance Funding Plc, Series 2007-1, Class A,
0.76%, 10/08/23(a)		700	845,248

Italy — 0.3%
Auto ABS, Series 2007-2, Class A,
0.78%, 10/25/20(a)		700	843,110

Luxembourg — 0.1%
Bavarian Sky SA, Series 1, Class A,
0.52%, 8/15/15(a)		271	330,533

Netherlands — 0.7%
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16		907	1,125,979
STORM, Series 2010-1, Class A1,
1.53%, 3/22/52(a)		885	1,066,083

			2,192,062

United States — 2.4%
Ally Auto Receivables Trust, Series 2009-B, Class A2,
1.21%, 6/15/12(b)(c)	USD	2,535	2,540,321
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(b)		1,804	1,806,242
Capital One Auto Finance Trust, Series 2006-A, Class A4,
0.36%, 12/15/12(a)		450	448,094
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.46%, 7/25/37(a)		533	510,042
SLM Student Loan Trust, Series 2003-10,
5.15%, 9/17/15	GBP	1,280	1,896,247

			7,200,946

Total Asset-Backed Securities — 3.9%			11,819,702

Corporate Bonds
Australia — 0.9%
Commonwealth Bank of Australia,
5.75%, 12/17/13	AUD	3,180	2,704,451

Canada — 1.9%
Royal Bank of Canada,
4.63%, 12/07/10	GBP	3,830	5,789,965

Denmark — 0.0%
Nykredit Realkredit A/S,
2.54%, 10/01/38(a)	DKK	10	1,618
Realkredit Danmark A/S,
2.45%, 1/01/38(a)		3	541

			2,159

Finland — 0.7%
Nordic Investment Bank:
3.00%, 4/08/14	EUR	877	1,122,327
6.00%, 8/20/14	AUD	1,035	887,505

			2,009,832

France — 0.5%
BNP Paribas,
5.43%, 9/07/17	EUR	450	612,192
Credit Agricole Covered Bonds,
3.50%, 7/21/14		600	770,029

			1,382,221

Germany — 2.5%
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	550	467,470
5.50%, 1/22/18	EUR	5,000	7,246,876

			7,714,346

Ireland — 0.6%
DEPFA ACS Bank,
1.65%, 12/20/16	JPY	200,000	1,801,167

Japan — 4.5%
East Japan Railway Co.,
4.75%, 12/08/31	GBP	750	1,097,513
European Investment Bank,
1.40%, 6/20/17	JPY	1,073,500	12,610,429

			13,707,942

Luxembourg — 1.9%
European Union:
3.25%, 11/07/14	EUR	2,050	2,644,521
3.13%, 1/27/15		2,500	3,205,791

			5,850,312

Netherlands — 1.0%
ABN Amro Bank NV,
3.75%, 7/15/14		700	903,809
Fortis Bank Nederland NV,
3.38%, 5/19/14		750	965,085
LeasePlan Corp. NV,
3.25%, 5/22/14		950	1,218,837

			3,087,731

Spain — 0.5%
Caja de Ahorros de Valencia Castellon y Alicante,
3.00%, 3/12/12		1,300	1,577,021

Sweden — 1.6%
Nordea Hypotek AB,
4.25%, 11/23/10		2,485	3,074,862
Svenska Handelsbanken AB,
2.88%, 9/14/12(b)	USD	1,700	1,725,419

			4,800,281

Switzerland — 0.8%
European Investment Bank,
2.00%, 8/29/16	CHF	2,440	2,346,647

United Kingdom — 1.5%
Network Rail Infrastructure Finance Plc,
4.88%, 11/27/15	GBP	1,630	2,692,386
Northern Rock Asset Management Plc,
3.88%, 10/18/11	EUR	1,450	1,795,038

			4,487,424

United States — 4.0%
The Boeing Co.,
1.88%, 11/20/12	USD	890	901,061
Citigroup, Inc.,
2.24%, 12/09/22	JPY	200,000	1,929,729
Crown Castle Towers LLC,
6.11%, 1/15/20(b)	USD	800	878,043
General Electric Capital Corp.,
6.50%, 9/28/15	NZD	5,245	3,629,235
JPMorgan Chase & Co.,
3.63%, 12/12/11	EUR	3,300	4,176,181
Prudential Financial, Inc.,
3.88%, 1/14/15	USD	700	704,980

			12,219,229

Total Corporate Bonds — 22.9%			69,480,728

Foreign Agency Obligations
Brazil — 1.0%
Petrobras International Finance Co.,
6.88%, 1/20/40		2,918	2,941,878

Canada — 1.6%
CDP Financial, Inc.,		2,900	2,926,721
3.00%, 11/25/14(b)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	17

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Agency Obligations
Canada (concluded)
Export Development Canada,
2.38%, 3/19/12	USD	1,950	$1,997,112

			4,923,833

France — 0.7%
Société Financement de l’Economie Francaise,
3.38%, 5/05/14(b)		2,140	2,235,508

Ireland — 1.3%
The Governor & Co. of the Bank of Ireland,
2.75%, 3/02/12(b)		2,000	1,965,862
Irish Life & Permanent Group Holdings Plc,
3.60%, 1/14/13(b)		2,100	2,080,615

			4,046,477

New Zealand — 0.7%
ANZ National International Ltd.,
3.25%, 4/02/12(b)		1,900	1,957,091

Norway — 0.3%
Eksportfinans ASA,
3.00%, 11/17/14		995	1,024,665

Total Foreign Agency Obligations — 5.6%			17,129,452

Foreign Government Obligations
Australia — 4.9%
Australia Government Bond,
3.00%, 9/20/25	AUD	1,490	1,340,749
New South Wales Treasury Corp.,
2.75%, 11/20/25		3,370	2,852,558
Queensland Treasury Corp.,
6.00%, 9/14/17		12,305	10,699,821

			14,893,128

Belgium — 0.8%
Belgium Government Bond,
2.75%, 3/28/16	EUR	1,895	2,326,274

Canada — 1.3%
Canadian Government Bond,
3.50%, 6/01/20	CAD	4,175	4,060,286

Denmark — 2.9%
Kingdom of Denmark,
3.13%, 3/17/14	EUR	6,800	8,770,250

Finland — 3.7%
Finland Government Bond,
4.25%, 7/04/15		8,290	11,357,997

France — 5.1%
France Government Bond:
4.25%, 10/25/18		225	304,890
6.00%, 10/25/25		320	508,108
4.00%, 10/25/38		10,589	13,693,213
Reseau Ferre de France,
5.50%, 12/01/21	GBP	600	1,025,205

			15,531,416

Germany — 2.5%
Bundesrepublik Deutschland:
3.25%, 1/04/20	EUR	1,992	2,583,759
4.00%, 1/04/37		375	515,061
4.25%, 7/04/39		3,045	4,390,667

			7,489,487

Italy — 8.4%
Italy Buoni Poliennali Del Tesoro:
3.50%, 6/01/14	EUR	3,660	4,591,112
4.25%, 2/01/15		5,945	7,673,046
3.00%, 4/15/15		2,876	3,523,571
4.50%, 2/01/20		1,625	2,058,891
4.25%, 3/01/20		4,490	5,580,655
5.00%, 9/01/40		1,640	1,997,256

			25,424,531

Japan — 18.3%
Japan Finance Organization for Municipalities,
2.00%, 5/09/16	JPY	1,000,000	12,289,510
Japan Government (10 Year Issue),
1.40%, 9/20/19		434,450	5,073,663
Japan Government (20 Year Issue),
2.10%, 12/20/27		2,392,400	28,633,495
Japan Government CPI Linked Bond:
Series 4, 0.50%, 6/10/15		279,000	3,020,338
Series 9, 1.10%, 9/10/16		305,000	3,347,381
Series 14, 1.20%, 12/10/17		104,300	1,141,789
Series 15, 1.40%, 3/10/18		195,600	2,152,214

			55,658,390

Spain — 1.3%
Kingdom of Spain:
5.75%, 7/30/32	EUR	2,897	3,730,823
4.20%, 1/31/37		340	345,234

			4,076,057

United Kingdom — 2.8%
United Kingdom Treasury Bonds:
4.75%, 12/07/38	GBP	1,195	1,958,279
4.25%, 9/07/39		675	1,020,618
4.50%, 12/07/42		3,430	5,429,935

			8,408,832

Total Foreign Government Obligations — 52.0%			157,996,648

Non-Agency Mortgage-Backed Securities Collateralized Mortgage Obligations — 0.7%
United States — 0.7%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
1.09%, 11/25/34(a)	USD	804	563,618
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1,
5.12%, 1/25/35(a)		911	874,378
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 3A2,
6.02%, 8/25/46(a)		847	746,683

			2,184,679

Commercial Mortgage-Backed Securities — 3.5%
United States — 3.5%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/11		2,331	2,378,143
Series 2004-5, Class A3, 4.56%, 11/10/41		2,470	2,521,881
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3,
6.64%, 1/17/32		364	364,168
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4,
4.76%, 6/10/36		644	649,889

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class A3,
5.86%, 10/12/11	USD	4,504	$4,673,225

			10,587,306

Total Non-Agency Mortgage-Backed Securities — 4.2%			12,771,985

Preferred Securities
Capital Trusts
France — 0.8%
Credit Agricole SA,
7.59%, 1/29/49(a)	GBP	900	1,156,432
Société Generale,
7.00%, 12/29/49(a)	EUR	650	663,703
Société Generale,
5.92%, 12/31/49(a)(b)	USD	900	681,287

			2,501,422

Norway — 0.3%
DnB NOR Bank ASA,
7.07%, 11/29/49(a)	EUR	725	891,001

United Kingdom — 0.4%
Aviva Plc,
5.70%, 9/29/49(a)		260	251,174
Aviva Plc,
5.90%, 11/29/49(a)	GBP	750	829,224

			1,080,398

United States — 0.2%
UBS Preferred Funding Trust I,
8.62%, 10/29/49(a)	USD	750	732,405

Total Preferred Securities — 1.7%			5,205,226

Taxable Municipal Bonds
Los Angeles Department of Airports RB,
6.58%, 5/15/39		595	659,099
New York State Urban Development Corp. RB,
5.77%, 3/15/39		590	606,296
State of California GO:
5.50%, 3/01/16		1,710	1,777,117
7.30%, 10/01/39		340	357,721
State of California Various Purposes RB,
5.25%, 4/01/14		100	105,271

Total Taxable Municipal Bonds — 1.2%			3,505,504

Total Long-Term Investments (Cost — $277,393,318) — 91.5%			277,909,245

	Shares
Short-Term Securities
United States — 3.8%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.16%(d)(e)		11,502,653	11,502,653

Total Short-Term Securities (Cost — $11,502,653) — 3.8%			11,502,653

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
USD Currency, Strike Price JPY 98.00, Expires 3/23/11		888	94,717

Total Options Purchased (Cost — $159,840) — 0.0%			94,717

Total Investments (Cost — $289,055,811*) — 95.3%			289,506,615
Other Assets Less Liabilities — 4.7%			14,355,343

Net Assets — 100.0%			$303,861,958

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$289,072,919

Gross unrealized appreciation	$30,665,298
Gross unrealized depreciation	(30,231,602)

Net unrealized appreciation	$433,696

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at December 31, 2010	Net Activity	Shares held at June 30, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,227,319	$1,275,334	11,502,653	$3,516

(e)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,308,000	USD	1,971,418	Citibank, N.A.	7/02/10	$(17,137)
EUR	2,305,000	SEK	22,039,926	Citibank, N.A.	7/12/10	(7,743)
SEK	25,376,648	EUR	2,595,000	Deutsche Bank Alex Brown	7/12/10	81,024
EUR	6,724,000	USD	8,325,347	Citibank, N.A.	7/14/10	(102,351)
EUR	545,000	USD	668,163	Citibank, N.A.	7/14/10	(1,665)
EUR	260,000	USD	317,468	Citibank, N.A.	7/14/10	494
EUR	415,000	USD	505,895	Citibank, N.A.	7/14/10	1,622
EUR	890,000	USD	1,090,205	Citibank, N.A.	7/14/10	1,795
EUR	1,986,000	USD	2,409,181	Citibank, N.A.	7/14/10	19,563

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	695,000	USD	830,513	Royal Bank of Scotland	7/14/10	$19,425
EUR	1,597,600	USD	1,909,231	Royal Bank of Scotland	7/14/10	44,526
EUR	2,080,400	USD	2,546,880	UBS Securities	7/14/10	(2,692)
EUR	1,638,000	USD	1,999,412	UBS Securities	7/14/10	3,751
USD	3,139,528	EUR	2,501,600	BNP Paribas	7/14/10	80,241
USD	597,703	EUR	495,000	Citibank, N.A.	7/14/10	(7,648)
USD	484,764	EUR	395,000	Citibank, N.A.	7/14/10	1,706
USD	1,598,131	EUR	1,304,500	Citibank, N.A.	7/14/10	2,816
USD	1,281,453	EUR	1,035,000	Citibank, N.A.	7/14/10	15,718
USD	602,533	EUR	490,000	Deutsche Bank Capital Corp.	7/14/10	3,297
USD	7,669,042	EUR	6,430,000	UBS Securities	7/14/10	(194,412)
USD	476,051	EUR	395,000	UBS Securities	7/14/10	(7,007)
USD	2,746,108	EUR	2,191,000	UBS Securities	7/14/10	66,663
AUD	1,800,000	USD	1,477,753	Citibank, N.A.	7/26/10	32,597
USD	1,524,357	AUD	1,800,000	Citibank, N.A.	7/26/10	14,007
AUD	5,693,000	USD	4,661,087	Deutsche Bank Capital Corp.	7/28/10	114,646
CAD	10,325,900	USD	10,181,054	Citibank, N.A.	7/28/10	(482,933)
CAD	3,163,400	USD	3,065,741	Citibank, N.A.	7/28/10	(94,665)
CAD	1,700,000	USD	1,678,248	Citibank, N.A.	7/28/10	(81,602)
CAD	3,825,700	USD	3,654,417	Citibank, N.A.	7/28/10	(61,307)
CAD	604,300	USD	601,682	Citibank, N.A.	7/28/10	(34,121)
CAD	1,067,900	USD	1,033,785	Citibank, N.A.	7/28/10	(30,810)
CAD	1,585,900	USD	1,516,203	Citibank, N.A.	7/28/10	(26,720)
CAD	403,000	USD	397,857	Citibank, N.A.	7/28/10	(19,358)
CAD	2,425,600	USD	2,286,165	Citibank, N.A.	7/28/10	(8,033)
CAD	5,373,000	USD	5,092,524	Morgan Stanley & Co.	7/28/10	(46,184)
CAD	1,247,400	USD	1,179,572	Royal Bank of Scotland	7/28/10	(8,010)
CAD	526,900	USD	516,080	UBS Securities	7/28/10	(21,214)
CAD	262,700	USD	259,143	UBS Securities	7/28/10	(12,414)
CAD	250,000	USD	236,439	UBS Securities	7/28/10	(1,639)
CZK	2,181,400	USD	118,363	Morgan Stanley & Co.	7/28/10	(14,644)
DKK	51,734,000	USD	8,301,348	Citibank, N.A.	7/28/10	192,090
DKK	2,881,100	USD	461,716	Royal Bank of Scotland	7/28/10	11,289
DKK	2,887,000	USD	479,294	UBS Securities	7/28/10	(5,320)
EUR	1,437,000	USD	1,900,506	Citibank, N.A.	7/28/10	(143,038)
GBP	245,000	USD	373,652	Citibank, N.A.	7/28/10	(7,606)
GBP	77,200	USD	112,087	Citibank, N.A.	7/28/10	3,255
GBP	215,000	USD	316,094	Citibank, N.A.	7/28/10	5,130
JPY	109,745,000	USD	1,205,071	Citibank, N.A.	7/28/10	36,740
JPY	93,150,000	USD	986,199	Deutsche Bank Alex Brown	7/28/10	67,833
JPY	82,935,000	USD	903,165	Royal Bank of Scotland	7/28/10	35,280
JPY	370,600,900	USD	4,049,956	Royal Bank of Scotland	7/28/10	143,550
JPY	5,779,738,000	USD	62,136,830	Royal Bank of Scotland	7/28/10	3,263,347
JPY	45,670,000	USD	489,411	UBS Securities	7/28/10	27,364
JPY	104,579,300	USD	1,122,862	UBS Securities	7/28/10	60,497
MXN	5,010,000	USD	407,450	Royal Bank of Scotland	7/28/10	(21,185)
NOK	7,481,000	USD	1,262,727	UBS Securities	7/28/10	(114,878)
PLN	9,488,000	USD	3,267,330	Citibank, N.A.	7/28/10	(476,043)
SEK	16,257,000	USD	2,257,465	UBS Securities	7/28/10	(172,553)
SGD	3,013,000	USD	2,184,291	UBS Securities	7/28/10	(30,843)
USD	23,640,298	AUD	25,816,500	Morgan Stanley & Co.	7/28/10	1,983,404
USD	479,224	AUD	535,000	UBS Securities	7/28/10	30,424
USD	2,584,648	CAD	2,680,500	Citibank, N.A.	7/28/10	67,113
USD	14,579,238	CAD	14,610,000	Citibank, N.A.	7/28/10	857,475
USD	1,206,876	CAD	1,233,000	Deutsche Bank Alex Brown	7/28/10	48,838
USD	433,839	CAD	457,000	Deutsche Bank Capital Corp.	7/28/10	4,623
USD	864,889	CAD	909,500	Deutsche Bank of Scotland	7/28/10	10,683
USD	3,287,427	CAD	3,286,000	Goldman Sachs & Co.	7/28/10	201,204
USD	710,844	CAD	750,000	Royal Bank of Scotland	7/28/10	6,441
USD	259,796	CAD	270,000	UBS Securities	7/28/10	6,212
USD	4,247,490	CAD	4,382,000	UBS Securities	7/28/10	131,901
USD	108,664	CHF	114,500	Citibank, N.A.	7/28/10	2,388
USD	506,624	CHF	565,000	Royal Bank of Scotland	7/28/10	(17,797)
USD	586,478	DKK	3,335,000	Citibank, N.A.	7/28/10	38,954
USD	6,227,168	DKK	37,932,000	UBS Securities	7/28/10	(325)
USD	692,578	GBP	455,000	Citibank, N.A.	7/28/10	12,778
USD	1,971,374	GBP	1,308,000	Citibank, N.A.	7/28/10	17,134
USD	305,637	GBP	200,000	Deutsche Bank Alex Brown	7/28/10	6,824
USD	286,567	GBP	195,000	Royal Bank of Scotland	7/28/10	(4,776)
USD	1,208,055	GBP	835,000	UBS Securities	7/28/10	(39,492)
USD	4,294,269	JPY	405,540,000	Citibank, N..	7/28/10	(294,588)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock International Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,208,364	JPY	112,895,000	Citibank, N.A.	7/28/10	$(69,091)
USD	783,554	JPY	73,600,000	Citibank, N.A.	7/28/10	(49,261)
USD	679,803	JPY	63,395,000	Citibank, N.A.	7/28/10	(37,539)
USD	303,780	JPY	27,165,000	Deutsche Bank Capital Corp.	7/28/10	(3,604)
USD	1,379,831	JPY	128,295,000	Royal Bank of Scotland	7/28/10	(71,881)
USD	951,349	JPY	88,075,000	Royal Bank of Scotland	7/28/10	(45,257)
USD	1,597,944	JPY	144,360,000	Royal Bank of Scotland	7/28/10	(35,551)
USD	453,461	JPY	41,390,000	Royal Bank of Scotland	7/28/10	(14,884)
USD	7,604,872	JPY	696,385,000	UBS Securities	7/28/10	(275,018)
USD	421,229	NOK	2,685,000	Citibank, N.A.	7/28/10	9,255
USD	3,530,825	NZD	5,004,500	UBS Securities	7/28/10	105,105
USD	534,630	PLN	1,860,000	Citibank, N.A.	7/28/10	(12,566)
USD	300,003	SEK	2,320,000	Citibank, N.A.	7/28/10	2,470
USD	351,087	SEK	2,670,000	Citibank, N.A.	7/28/10	8,668
USD	951,375	SGD	1,305,000	Deutsche Bank Alex Brown	7/28/10	18,667
MYR	5,890,586	USD	1,846,000	Royal Bank of Scotland	8/11/10	(30,082)
USD	415,000	KRW	470,402,500	Citibank, N.A.	8/11/10	30,610
USD	1,365,000	KRW	1,546,545,000	Citibank, N.A.	8/11/10	101,240
EUR	570,000	USD	692,407	Citibank, N.A.	8/16/10	4,786
EUR	2,595,000	USD	3,130,717	Morgan Stanley & Co.	8/16/10	43,349
USD	1,493,557	AUD	1,725,000	Citibank, N.A.	8/24/10	51,098
CNY	79,885,400	USD	12,040,000	Citibank, N.A.	10/27/10	(228,492)
KRW	12,513,314,502	USD	11,120,574	Citibank, N.A.	11/10/10	(912,503)
KRW	2,042,010,000	USD	1,724,671	Citibank, N.A.	11/10/10	(58,846)
USD	10,715,289	KRW	12,513,314,502	Citibank, N.A.	11/10/10	507,218

Total						$4,201,800

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
55	Australian Government Bonds (10 year)	Sydney	September 2010	$34,790,447	$82,679
98	Canadian Government Bonds (10 year)	Montreal	September 2010	$11,399,502	213,388
150	Euro-Bund	Eurex	September 2010	$23,733,736	136,835
15	Japanese Government Bonds (10 year)	Tokyo	September 2010	$24,033,252	225,329
79	U.S. Treasury Bonds (30 Year)	Chicago	September 2010	$10,072,500	261,661

Total					$919,892

•	Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation
346	Australian Government Bonds (3 Year)	Sydney	September 2010	$78,358,343	$(236,988)
117	Euro-Bobl	Eurex	September 2010	$17,299,049	(97,690)
205	Euro-Schatz	Eurex	September 2010	$27,457,506	(23,748)
31	Gilt British	London	September 2010	$5,606,677	(76,356)
213	U.S. Treasury Notes (2 Year)	Chicago	September 2010	$46,610,391	(164,732)
259	U.S. Treasury Notes (5 Year)	Chicago	September 2010	$30,653,055	(450,629)
30	U.S. Treasury Notes (10 Year)	Chicago	September 2010	$3,676,406	(28,805)

Total					$(1,078,948)

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.67	%(a)	6-month CHF LIBOR	UBS AG	May 2012	CHF	40,250	$(3,734)
3.14	%(b)	6-month PRIBOR	Barclays Bank Plc	May 2013	EUR	14,600	492,058
3.77	%(a)	3-month LIBOR	Citibank, N.A.	April 2020	USD	4,400	(329,434)
3.59	%(a)	3-month LIBOR	Citibank, N.A.	May 2020	USD	4,000	(223,871)

Total							$(64,981)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	21

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

•	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
STMicro Electronics NV	0.26%	Citibank, N.A.	September 2012	EUR	950	$7,031
Telecom Austria AG	0.73%	Bank of America, N.A.	March 2013	EUR	500	2,272

Total						$9,303

•	Credit default swaps on single-name issues - sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Imperial Tobacco Group Plc	0.71%	Barclays Bank Plc	September 2012	BBB	EUR	1,300	$(7,551)

•	Credit default swaps on traded indexes - sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
iTraxx Europe Series 13 Version 1	1.00%	Deutsche Bank AG	June 2015	BBB	EUR	2,550	$(5,077)

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$277,909,245	—	$277,909,245
Short-Term Securities	$11,502,653	—	—	11,502,653

Total	$11,502,653	$277,909,245	—	$289,411,898

1	See above Schedule of Investments for values in each security type.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$9,303	—	$9,303
Foreign currency exchange contracts	—	8,753,845	—	8,753,845
Interest rate contracts	$919,892	492,058	—	1,411,950
Liabilities:
Credit contracts	—	(12,628)	—	(12,628)
Foreign currency exchange contracts	—	(4,457,328)	—	(4,457,328)
Interest rate contracts	(1,078,948)	(557,039)	—	(1,635,987)

Total	$(159,056)	$4,228,211	—	$4,069,155

2	Derivative financial instruments are options purchased, foreign currency exchange contracts, financial futures contracts and swaps. Financial futures contracts, foreign currency exchange contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased are shown at value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares		Value
Affiliated Investment Companies(a)
Fixed Income Funds — 64.9%
BlackRock Emerging Market Debt Portfolio, BlackRock Class		1,164,588	$11,704,109
BlackRock High Yield Bond Portfolio, BlackRock Class		5,791,217	41,580,940
BlackRock Total Return Fund, BlackRock Class		12,297,014	135,390,123

			188,675,172

	Par (000)
Asset-Backed Securities
United States — 1.4%
Capital One Auto Finance Trust, Series 2006-C, Class A4,
0.38%, 5/15/13(b)	USD	733	728,261
Ford Credit Auto Owner Trust, Series 2009-B, Class A4,
4.50%, 7/15/14		300	320,894
Honda Auto Receivables Owner Trust, Series 2007-3, Class A4,
0.60%, 12/16/13(b)		462	462,640
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13(c)		525	522,900
Series 2010-A, Class A3, 1.83%, 11/17/14(c)		390	390,741
Series 2010-A, Class A4, 2.39%, 6/15/17(c)		200	200,740
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.62%, 1/25/18(b)		800	824,643
Series 2008-5, Class A4, 2.02%, 7/25/23(b)		535	561,954

Total Asset-Backed Securities — 1.4%			4,012,773

Corporate Bonds
Canada — 0.2%
Canadian Natural Resources Ltd.,
5.90%, 2/01/18		230	257,605
Cenovus Energy, Inc.,
6.75%, 11/15/39(c)		130	149,254
Nexen, Inc.,
6.40%, 5/15/37		100	104,282

			511,141

Cayman Islands — 0.1%
MBNA America European Structured Offerings No.
7, 5.45%, 4/19/11	EUR	300	374,970

Luxembourg — 0.3%
Covidien International Finance SA,
2.80%, 6/15/15	USD	760	767,528

South Africa — 0.1%
AngloGold Ashanti Holdings Plc,
5.38%, 4/15/20		410	416,257

Spain — 0.2%
Telefonica Emisiones SAU,
5.98%, 6/20/11		500	518,411

United Kingdom — 0.4%
BP Capital Markets Plc,
5.25%, 11/07/13		150	137,888
HSBC Bank Plc,
3.50%, 6/28/15(c)		1,130	1,140,871

			1,278,759

United States — 4.4%
Ameriprise Financial, Inc.,
5.30%, 3/15/20		250	261,187
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 1/15/20		340	366,382
Bank of America Corp.:
6.00%, 9/01/17	USD	70	73,663
7.63%, 6/01/19(d)		700	801,856
5.63%, 7/01/20		1,050	1,058,340
BMC Software, Inc.,
7.25%, 6/01/18		200	238,978
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40		240	253,845
CenterPoint Energy, Inc.,
6.50%, 5/01/18		250	276,506
Citigroup, Inc.:
6.00%, 12/13/13		1,380	1,447,776
8.50%, 5/22/19		910	1,084,833
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		370	510,400
ConocoPhillips,
7.00%, 3/30/29		170	202,460
Cox Communications, Inc.,
8.38%, 3/01/39(c)		140	190,306
Discovery Communications LLC,
3.70%, 6/01/15		210	215,301
Enterprise Products Operating LLC,
6.13%, 10/15/39		80	79,829
Florida Power Corp.,
6.40%, 6/15/38		100	119,516
The Goldman Sachs Group, Inc.,
5.38%, 3/15/20		1,125	1,111,631
International Paper Co.,
7.30%, 11/15/39		200	220,546
Kinder Morgan Energy Partners LP,
5.30%, 9/15/20		130	134,451
Kraft Foods, Inc.:
5.38%, 2/10/20		245	262,530
6.50%, 2/09/40		60	67,100
Lincoln National Corp.,
7.00%, 6/15/40		180	189,584
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		230	246,307
Morgan Stanley:
2.93%, 5/14/13(b)		590	592,110
5.50%, 1/26/20		1,500	1,451,100
Philip Morris International, Inc.,
4.50%, 3/26/20		200	203,139
The Procter & Gamble Co.,
4.70%, 2/15/19		200	219,158
Rockies Express Pipeline LLC,
3.90%, 4/15/15(c)		105	101,479
SBA Tower Trust,
4.25%, 4/15/15(c)		200	209,716
Transocean, Inc.,
6.00%, 3/15/18		220	202,477
United Technologies Corp.,
5.70%, 4/15/40		125	139,543
Valero Energy Corp.,
6.63%, 6/15/37		160	155,783
XTO Energy, Inc.,
6.38%, 6/15/38		110	136,105

			12,823,937

Total Corporate Bonds — 5.7%			16,691,003

Foreign Agency Obligations
Brazil — 0.1%
Petrobras International Finance Co.,
5.75%, 1/20/20		410	412,889

France — 0.1%
Dexia Credit Local SA,
2.00%, 3/05/13(c)		250	249,862

Norway — 0.2%
Eksportfinans ASA,
1.88%, 4/02/13		430	433,522

Total Foreign Agency Obligations — 0.4%			1,096,273

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	23

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
Canada — 4.5%
Canadian Government Bond,
3.50%, 6/01/20	CAD	13,300	$12,934,564

Mexico — 0.0%
United Mexican States,
5.13%, 1/15/20	USD	100	104,000

Russia — 0.2%
Russia Federation,
7.50%, 3/31/30(e)		432	487,444

United Kingdom — 1.7%
United Kingdom Treasury Bonds,
4.75%, 12/07/38	GBP	3,000	4,916,180

Total Foreign Government Obligations — 6.4%			18,442,188

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 5.1%
United States — 5.1%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21,
6.01%, 3/25/37(b)	USD	287	263,161
Arkle Master Issuer Plc, Series 2010-1A, Class 2A,
1.53%, 2/17/15(b)(c)		430	424,625
Banc of America Funding Corp., Series 2005-H, Class 2A1,
5.14%, 11/20/35(b)		713	506,775
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1,
5.32%, 3/25/35(b)		805	691,044
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1,
6.00%, 10/25/37		729	569,604
Countrywide Alternative Loan Trust:
Series 2006-25CB, Class A2, 6.00%, 10/25/36		509	369,392
Series 2005-28CB, Class 2A5, 5.75%, 8/25/35		261	220,022
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		4,264	3,061,988
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		1,500	1,087,432
Series 06-OA10, Class 1A1, 1.35%, 8/25/46(b)		1,988	999,421
Series 2006-OA21, Class A1, 0.54%, 3/20/47(b)		2,338	1,198,985
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-1, Class A2,
6.00%, 3/25/36		677	605,868
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		944	733,811
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1,
3.36%, 1/25/35(b)		367	321,629
Harborview Mortgage Loan Trust, Series 2006-11, Class A1A,
0.52%, 12/19/36(b)		568	353,754
Merrill Lynch Mortgage Investors, Inc., Series 2005-A7, Class 2A1,
5.36%, 9/25/35(b)		600	526,454
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1,
5.59%, 4/25/47(b)		713	529,538
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1,
0.47%, 8/25/11(b)		403	393,212
WaMu Mortgage Pass-Through Certificates:
Series 2006-AR10, Class 3A2, 6.02%, 8/25/46(b)		638	562,436
Series 2007-OA4, Class 1A, 1.19%, 5/25/47(b)		679	396,957
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR2, Class 3A1, 4.89%, 3/25/35(b)		643	609,981
Series 2006-AR4, Class 2A4, 5.70%, 4/25/36(b)	USD	500	422,155

			14,848,244

Commercial Mortgage-Backed Securities — 2.1%
United States — 2.1%
Banc of America Commercial Mortgage, Inc.:
Series 2007-3, Class A2, 5.84%, 7/10/12(b)		250	256,915
Series 2007-4, Class A4, 5.93%, 7/10/17(b)		560	584,602
Series 2007-2, Class A2, 5.63%, 4/10/49		450	465,021
Credit Suisse Mortgage Capital Certificates:
Series 2007-C3, Class A2, 5.91%, 6/15/39(b)		450	462,020
Series 2007-C2, Class A2, 5.45%, 1/15/49		470	480,560
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
0.85%, 2/25/35(b)		328	248,056
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4,
5.44%, 1/10/17		570	571,041
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-CB18, Class A4, 5.44%, 1/12/17		580	579,257
Series 2007-CB19, Class A4, 5.94%, 4/12/17(b)		570	574,426
Series 2007-LD11, Class A2, 5.97%, 6/15/49(b)		500	518,445
Morgan Stanley Capital I, Series 2007-IQ15, Class A2,
6.04%, 8/11/12(b)		150	157,294
RBSCF Trust, Series 2010-RR3, Class WBTA,
6.10%, 4/16/17(b)		1,050	1,100,695

			5,998,332

Total Non-Agency Mortgage-Backed Securities — 7.2%			20,846,576

Preferred Securities
Capital Trusts
United States — 0.0%
Goldman Sachs Capital II,
5.79%(b)		180	135,900

Taxable Municipal Bonds
Chicago O’Hare International Airport RB,
6.40%, 1/01/40		150	162,539
New York City Municipal Water Finance Authority RB,
5.72%, 6/15/42		230	238,770
State of California GO:
6.65%, 3/01/22		500	530,825
7.50%, 4/01/34		190	202,730
7.30%, 10/01/39		160	168,339
7.35%, 11/01/39		240	252,540
State of Illinois GO,
6.73%, 4/01/35		200	197,770

Total Taxable Municipal Bonds — 0.6%			1,753,513

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 166.4%
Fannie Mae Mortgage-Backed Securities,
4.50%, 7/01/40(f)	USD	466,400	$483,307,000

U.S. Treasury Obligations
U.S. Treasury Notes:
3.63%, 2/15/20		140	147,919
3.50%, 5/15/20		150	156,984

Total U.S. Treasury Obligations — 0.1%			304,903

Total Long-Term Investments (Cost — $726,808,670) — 253.1%			735,265,301

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.16%(a)(g)		22,885,467	22,885,467

Total Short-Term Securities (Cost — $22,885,467) — 7.9%			22,885,467

Total Investments Before TBA Sale Commitments (Cost — $749,694,137*) — 261.0%			758,150,768

	Par (000)
TBA Sale Commitments
Fannie Mae Mortgage-Backed Securities,
4.50%, 7/01/40(f)	USD	466,400	(483,307,000)

Total TBA Sale Commitments (Proceeds — $479,815,516) — (166.4)%			(483,307,000)

Total Investments Net of TBA Sale Commitments (Cost — $269,878,621*) — 94.6%			274,843,768
Other Assets in Excess of Liabilities — 5.4%			15,681,083

Net Assets — 100.0%			$290,524,851

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$749,811,882

Gross unrealized appreciation	$8,759,505
Gross unrealized depreciation	(420,619)

Net unrealized appreciation	$8,338,886

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at December 31, 2009	Shares Purchased		Shares Sold	Shares held at June 30, 2010	Value at June 30, 2010	Realized Gain/(Loss)	Income
BlackRock Emerging Market Debt Portfolio, BlackRock Class	67,134	1,103,457		6,003	1,164,588	$11,704,109	$165	$76,334
BlackRock High Yield Bond Portfolio, BlackRock Class	649,382	5,851,625		709,790	5,791,217	$41,580,940	$93,386	$591,626
BlackRock International Bond Portfolio, BlackRock Class	120,994	1,555,438		1,676,432	—	—	$(739,921)	$51,953
BlackRock Liquidity Funds, TempFund, Institutional Class	—	22,885,467	**	—	22,885,467	$22,885,467	$86,006	$5,032
BlackRock Total Return Fund, BlackRock Class	620,738	11,731,892		55,616	12,297,014	$135,390,123	$1,877	$928,310

**	Represents net shares purchased.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$39,170,250	$183,094
The Bank of New York Mellon	$—	$519,063
BNP Paribas	$49,740,000	$15,000
Citibank, N.A.	$76,475,250	$559,124
Goldman Sachs Bank USA	$(126,215,250)	$(224,516)
Greenwich Capital Markets	$(39,170,250)	$8,094
Morgan Stanley Capital Services, Inc.	$—	$88,594

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	25

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	3,274,000	USD	4,897,249	Citibank, N.A.	7/02/10	$72,688
JPY	75,589,000	USD	832,680	Morgan Stanley Capital Services, Inc.	7/06/10	22,337
JPY	83,252,000	USD	916,242	UBS AG	7/06/10	25,455
USD	871,151	JPY	79,834,000	Citibank, N.A.	7/06/10	(31,883)
USD	900,372	JPY	83,252,000	UBS AG	7/06/10	(41,324)
USD	1,591,826	JPY	142,755,000	UBS AG	7/09/10	(23,010)
EUR	2,185,000	USD	2,617,916	Citibank, N.A.	7/14/10	54,191
EUR	2,195,000	USD	2,625,946	Citibank, N.A.	7/14/10	58,390
USD	3,128,107	EUR	2,492,500	BNP Paribas	7/14/10	79,949
USD	1,556,794	EUR	1,270,000	Citibank, N.A.	7/14/10	3,670
USD	1,126,447	EUR	915,000	Citibank, N.A.	7/14/10	7,464
MXN	2,822,330	CAD	230,000	Citibank, N.A.	7/19/10	1,771
MXN	2,326,500	ZAR	1,410,000	JPMorgan Chase Bank, N.A.	7/19/10	(3,549)
MXN	2,960,760	CAD	240,000	JPMorgan Chase Bank, N.A.	7/19/10	3,061
JPY	15,970,609	KRW	2,276,850	HSBC Securities, Inc.	7/26/10	(5,447)
JPY	821,198	KRW	116,992,000	HSBC Securities, Inc.	7/26/10	(2,734)
JPY	10,518,000	USD	115,897	Morgan Stanley Capital Services, Inc.	7/26/10	3,115
JPY	7,034,604	KRW	99,610,000	UBS AG	7/26/10	(1,844)
KRW	447,345,000	JPY	37,466,080	HSBC Securities, Inc.	7/26/10	(58,181)
GBP	3,274,000	USD	4,897,115	Citibank, N.A.	7/28/10	(72,661)
USD	2,191,913	CAD	2,242,000	Citibank, N.A.	7/28/10	86,218
USD	8,457,918	CAD	8,717,500	Citibank, N.A.	7/28/10	270,412
USD	2,429,902	CAD	2,511,000	UBS Paine Webber, Inc.	7/28/10	71,562
EUR	840,000	USD	1,037,257	Citibank, N.A.	8/16/10	(9,814)
EUR	840,000	USD	1,031,069	Citibank, N.A.	8/16/10	(3,626)
EUR	1,660,000	USD	2,004,724	Citibank, N.A.	8/16/10	25,700
NOK	2,995,000	CZK	9,808,326	UBS AG	8/16/10	(7,256)
SEK	3,655,000	CZK	9,827,199	UBS AG	8/16/10	1,499
USD	2,361,432	EUR	1,930,000	Citibank, N.A.	8/16/10	759
AUD	443,000	NZD	543,938	JPMorgan Chase Bank, N.A.	8/30/10	(1,199)
HUF	33,688,820	EUR	121,000	JPMorgan Chase Bank, N.A.	8/30/10	(4,651)
HUF	41,485,748	PLN	615,000	JPMorgan Chase Bank, N.A.	8/30/10	(3,988)
HUF	41,801,070	PLN	619,000	JPMorgan Chase Bank, N.A.	8/30/10	(3,821)

Total						$513,253

•	Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
1	U.S. Treasury Notes (2 year)	September 2010	$218,797	$38
4	U.S. Treasury Notes (5 year)	September 2010	$473,406	(7,927)
146	U.S. Treasury Notes (10 year)	September 2010	$17,900,969	1,303
4	U.S. Treasury Bonds (30 year)	September 2010	$510,000	(13,959)
2	Ultra Treasury Bonds	September 2010	$271,625	(12,839)

Total				$(33,384)

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
3.22	%(a)	6-month EURIBOR	Deutsche Bank AG	July 2040	EUR	3,350	$(3,941)

(a)	Fund pays fixed interest rate and receives floating rate.

•	Credit default swaps on traded indexes - sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 14 Version 1	5.00%	Citibank, N.A.	June 2015	B	USD	10,400	$(1,115)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	BB+	USD	750	(13,297)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	BB+	USD	1,000	(15,542)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	BB+	USD	1,000	(4,964)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	BB+	USD	2,750	434
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	BB+	USD	2,000	1,230
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	BB+	USD	2,000	8,539

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 14 Version 1	1.00%	Citibank, N.A.	June 2015	BB+	USD	3,000	$(2,977)
CDX.NA.HY Series 14 Version 1	5.00%	Deutsche Bank AG	June 2015	B	USD	3,000	(41,572)

Total							$(69,264)

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$543,950,429	$2,639,701	$546,590,130
Affiliated Investment Companies	$188,675,172	—	—	188,675,172
Short-Term Securities	22,885,467	—	—	22,885,467
Liabilities:
Investments in Securities:
Long-Term Investments[1]	—	(483,307,000)	—	(483,307,000)

Total	$211,560,639	$60,643,429	$2,639,701	$274,843,769

1	See above Schedule of Investments for values in each security type.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	—	$10,203	—	$10,203
Foreign currency exchange contracts	—	788,241	—	788,241
Interest rate contracts	$1,341	—	—	1,341
Liabilities:
Credit contracts	—	(79,467)	—	(79,467)
Foreign currency exchange contracts	—	(274,988)	—	(274,988)
Interest rate contracts	(34,725)	(3,941)	—	(38,666)

Total	$(33,384)	$440,048	—	$406,664

2	Derivative financial instruments are foreign currency exchange contracts, financial futures contracts and swaps, which are shown at the unrealized appreciation/ depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Balance, as of December 31, 2009	—	—	—
Accrued discounts/premiums	—	$(64)	$(64)
Change in unrealized appreciation/ depreciation[3]	$(472)	40,052	39,580
Net purchases	1,114,853	1,485,332	2,600,185
Transfers in4	—	—	—
Transfers out[4]	—	—	—

Balance, as of June 30, 2010	$1,114,381	$1,525,320	$2,639,701

3	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2010 was $39,580.

4	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	27

Statements of Assets and Liabilities

June 30, 2010 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Assets
Investments at value - unaffiliated[1]	$36,798,698	$278,003,962	$546,590,129
Investments at value - affiliated[2]	—	11,502,653	211,560,639
Cash	36,053	—	398,097
Cash held as collateral for financial futures contracts	20,700	1,324,000	454,000
Cash held as collateral for swaps	—	600,000	—
Foreign currency at value[3]	4,062	5,786,638	603,299
Interest receivable	631,041	3,607,654	1,113,028
Capital shares sold receivable	352,280	593,663	22,534,438
Unrealized appreciation on foreign currency exchange contracts	304,375	8,659,128	788,241
Unrealized appreciation on swaps	109,103	501,361	10,203
Margin variation receivable	3,411	127,671	127,222
Receivable from advisor	—	10,310	1,938
Investments sold receivable	—	1,800,320	757,900
Dividends receivable - affiliated	—	1,302	—
TBA sale commitments receivable	—	—	479,815,516
Prepaid expenses	33,660	67,584	42,426

Total assets	38,293,383	312,586,246	1,264,797,076

Liabilities
Investments purchased payable	995,752	1,953,716	485,878,776
Unrealized depreciation on foreign currency exchange contracts	327,195	4,457,328	274,988
Swap premiums received	205,364	34,915	773,280
Options written at value[4]	107,664	—	—
Income dividends payable	78,562	198,709	445,974
Capital shares redeemed payable	19,650	649,025	2,625,348
Other affiliates payable	17,812	187,327	20,973
Investment advisory fees payable	9,354	288,246	—
Unrealized depreciation on swaps	5,853	569,667	83,408
Service and distribution fees payable	5,236	48,710	59,815
Officer’s and Trustees’ fees payable	546	2,313	—
Bank overdraft	—	120,922	—
Margin variation payable	—	67,125	12,612
TBA sale commitments at value[5]	—	—	483,307,000
Interest payable	—	—	757,900
Other accrued expenses payable	39,051	146,285	32,151

Total liabilities	1,812,039	8,724,288	974,272,225

Net Assets	$36,481,344	$303,861,958	$290,524,851

Net Assets Consist of
Paid-in capital	$35,807,320	$332,717,889	$284,463,156
Undistributed (distributions in excess of) net investment income	(79,070)	(281,087)	4,566
Accumulated net realized gain (loss)	(216,723)	(32,786,335)	668,573
Net unrealized appreciation/depreciation	969,817	4,211,491	5,388,556

Net Assets	$36,481,344	$303,861,958	$290,524,851

[1] Investments at cost - unaffiliated	$35,859,007	$277,553,158	$540,851,840
[2] Investments at cost - affiliated	—	$11,502,653	$208,842,297
[3] Foreign currency at cost	$4,133	$5,783,376	$594,892
[4] Premiums received	$40,913	—	—
[5] Proceeds received TBA sale commitments	—	—	$479,815,516

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2010

Statements of Assets and Liabilities (concluded)

June 30, 2010 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Net Asset Value
BlackRock
Net assets	$21,686,986	$23,154,780	—

Shares outstanding[6]	2,159,305	2,309,107	—

Net asset value	$10.04	$10.03	—

Institutional
Net assets	$2,610,631	$143,305,937	$95,358,322

Shares outstanding[6]	259,919	14,306,521	9,792,841

Net asset value	$10.04	$10.02	$9.74

Service
Net assets	—	$24,696,855	—

Shares outstanding[6]	—	2,461,626	—

Net asset value	—	$10.03	—

Investor A
Net assets	$7,176,185	$83,084,670	$113,641,951

Shares outstanding[6]	714,778	8,275,043	11,670,771

Net asset value	$10.04	$10.04	$9.74

Investor B
Net assets	—	$3,672,484	—

Shares outstanding[6]	—	365,783	—

Net asset value	—	$10.04	—

Investor C
Net assets	$5,007,542	$25,947,232	$81,524,578

Shares outstanding[6]	498,768	2,588,788	8,380,110

Net asset value	$10.04	$10.02	$9.73

6	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	29

Statements of Operations

Six Months Ended June 30, 2010 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Investment Income
Interest	$743,557	$5,507,389	$351,020
Dividends - affiliated	—	3,516	1,653,255

Total income	743,557	5,510,905	2,004,275

Expenses
Investment advisory	69,985	942,337	60,357
Professional	42,597	73,937	39,128
Service and distribution - class specific	26,545	329,900	135,297
Registration	19,545	27,439	18,144
Custodian	13,291	49,334	5,009
Administration	8,748	128,500	30,312
Miscellaneous	5,733	31,865	3,187
Administration - class specific	2,904	42,890	9,623
Officer and Trustees	2,509	11,560	3,996
Transfer agent - class specific	2,100	241,135	4,825
Printing	1,759	60,039	3,740
Recoupment of past waived fees - class specific	—	1,613	—

Total expenses	195,716	1,940,549	313,618
Less fees waived by advisor	(59,513)	(11,913)	(62,266)
Less administration fees waived	(2,748)	—	(18,042)
Less administration fees waived - class specific	(1,467)	(18,408)	(5,323)
Less transfer agent fees waived - class specific	(17)	(808)	(221)
Less transfer agent fees reimbursed - class specific	(36)	(12,183)	(1,710)
Less fees paid indirectly	(1,128)	(146)	(11)
Less expenses reimbursed by advisor	(2,179)	—	(26,543)

Total expenses after fees waived, reimbursed and paid indirectly	128,628	1,897,091	199,502

Net investment income	614,929	3,613,814	1,804,773

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	250,438	91,361	(83,206)
Investments - affiliated	—	—	(644,493)
Capital gain distributions received from affiliated underlying funds	—	—	86,006
Options written	50,882	139,780	—
Financial futures contracts	25,237	(36,148)	737,001
Swaps	6,959	(1,027,365)	214,224
Foreign currency transactions	2,257	(7,366,453)	(17,829)

	335,773	(8,198,825)	291,703

Net change in unrealized appreciation/depreciation on:
Investments	148,106	(12,221,888)	4,279,162
Options written	(98,954)	(42,943)	—
Financial futures contracts	7,877	(450,896)	(33,384)
Swaps	117,411	599,565	(73,205)
Foreign currency transactions	(18,388)	4,802,103	529,998

	156,052	(7,314,059)	4,702,571

Total realized and unrealized gain (loss)	491,825	(15,512,884)	4,994,274

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,106,754	$(11,899,070)	$6,799,047

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2010

Statements of Changes in Net Assets

	BlackRock Emerging Market Debt Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations
Net investment income	$614,929	$707,261
Net realized gain (loss)	335,773	(216,943)
Net change in unrealized appreciation/depreciation	156,052	1,995,166

Net increase in net assets resulting from operations	1,106,754	2,485,484

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(351,866)	(505,910)
Institutional	(62,671)	(59,093)
Investor A	(115,469)	(56,538)
Investor C	(96,318)	(41,822)
Tax return of capital:
BlackRock	—	(22,529)
Institutional	—	(2,630)
Investor A	—	(2,518)
Investor C	—	(1,862)

Decrease in net assets resulting from dividends and distributions to shareholders	(626,324)	(692,902)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	18,069,787	7,348,674

Redemption Fees
Redemption fees	1,676	1,640

Net Assets
Total increase in net assets	18,551,893	9,142,896
Beginning of period	17,929,451	8,786,555

End of period	$36,481,344	$17,929,451

Distributions in excess of net investment income	$(79,070)	$(67,675)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	31

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations
Net investment income	$3,613,814	$7,923,480	$1,804,773	$553,368
Net realized gain (loss)	(8,198,825)	5,092,887	291,703	653,903
Net change in unrealized appreciation/depreciation	(7,314,059)	4,875,565	4,702,571	1,005,631

Net increase (decrease) in net assets resulting from operations	(11,899,070)	17,891,932	6,799,047	2,212,902

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(658,545)	(3,685,921)	—	—
Institutional	(2,743,167)	(14,634,099)	(882,072)	(38,557)
Service	(641,152)	(3,762,496)	—	—
Investor A	(1,655,142)	(9,299,636)	(462,475)	(105,552)
Investor B	(55,396)	(493,907)	—	—
Investor C	(391,547)	(2,405,737)	(455,660)	(409,259)
Net realized gain:
Institutional	—	—	(99,188)	—
Investor A	—	—	(49,353)	—
Investor C	—	—	(59,541)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(6,144,949)	(34,281,796)	(2,008,289)	(553,368)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(55,035,565)	(36,933,857)	272,735,511	7,756,458

Redemption Fees
Redemption fees	3,741	21,567	24,273	1,576

Net Assets
Total increase (decrease) in net assets	(73,075,843)	(53,302,154)	277,550,542	9,417,568
Beginning of period	376,937,801	430,239,955	12,974,309	3,556,741

End of period	$303,861,958	$376,937,801	$290,524,851	$12,974,309

Undistributed (distributions in excess of) net investment income	$(281,087)	$2,250,048	$4,566	$—

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights	BlackRock Emerging Market Debt Portfolio

	BlackRock			Institutional
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.83	$8.39	$10.00	$9.83	$8.39	$10.00

Net investment income[2]	0.28	0.54	0.48	0.27	0.56	0.49
Net realized and unrealized gain (loss)[3]	0.21	1.43	(1.61)	0.21	1.41	(1.64)

Net increase (decrease) from investment operations	0.49	1.97	(1.13)	0.48	1.97	(1.15)

Dividends and distributions from:
Net investment income	(0.28)	(0.51)	(0.48)	(0.27)	(0.52)	(0.46)
Tax return of capital	—	(0.02)	—	—	(0.01)	—

Total dividends and distributions	(0.28)	(0.53)	(0.48)	(0.27)	(0.53)	(0.46)

Net asset value, end of period	$10.04	$9.83	$8.39	$10.04	$9.83	$8.39

Total Investment Return[4,5]
Based on net asset value	5.01%[6]	24.13%	(11.59)%[6]	4.99%[6]	24.06%	(11.70)%[6]

Ratios to Average Net Assets
Total expenses	1.43%[7]	2.29%[8]	3.42%[7,8]	1.47%[7]	2.19%[8]	4.38%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%[7]	0.85%	0.84%[7]	0.89%[7]	0.89%	0.96%[7]

Net investment income	5.56%[7]	5.90%	5.63%[7]	5.46%[7]	5.87%	6.36%[7]

Supplemental Data
Net assets, end of period (000)	$21,687	$10,435	$8,341	$2,611	$2,522	$220

Portfolio turnover	66%	109%	89%	66%	109%	89%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	33

Financial Highlights (continued)	BlackRock Emerging Market Debt Portfolio

	Investor A			Investor C
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.82	$8.38	$10.00	$9.82	$8.38	$10.00

Net investment income[2]	0.26	0.53	0.45	0.22	0.46	0.41
Net realized and unrealized gain (loss)[3]	0.22	1.41	(1.62)	0.22	1.41	(1.65)

Net increase (decrease) from investment operations	0.48	1.94	(1.17)	0.44	1.87	(1.24)

Dividends and distributions from:
Net investment income	(0.26)	(0.49)	(0.45)	(0.22)	(0.42)	(0.38)
Tax return of capital	—	(0.01)	—	—	(0.01)	—

Total dividends and distributions	(0.26)	(0.50)	(0.45)	(0.22)	(0.43)	(0.38)

Net asset value, end of period	$10.04	$9.82	$8.38	$10.04	$9.82	$8.38

Total Investment Return[4,5]
Based on net asset value	4.95%[6]	23.75%	(11.99)%[6]	4.57%[6]	22.84%	(12.61)%[6]

Ratios to Average Net Assets
Total expenses	1.68%[7]	2.42%[8]	4.04%[7,8]	2.47%[7]	3.22%[8]	4.62%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.15%[7]	1.16%	1.18%[7]	1.91%[7]	1.89%	1.90%[7]

Net investment income	5.14%[7]	5.54%	5.38%[7]	4.46%[7]	4.76%	4.82%[7]

Supplemental Data
Net assets, end of period (000)	$7,176	$2,028	$73	$5,008	$2,945	$152

Portfolio turnover	66%	109%	89%	66%	109%	89%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock International Bond Portfolio

	BlackRock
	Six Months Ended		Period	Year Ended September 30,
	June 30, 2010 (Unaudited)	Year Ended December 31, 2009	October 1, 2008 to December 31, 2008	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.95	$11.20	$11.57	$10.98	$11.13	$11.41

Net investment income[1]	0.13	0.25	0.09	0.40	0.35	0.33	0.30
Net realized and unrealized gain (loss)[2]	(0.45)	0.36	0.55	(0.38)	0.57	(0.18)	0.03

Net increase (decrease) from investment operations	(0.32)	0.61	0.64	0.02	0.92	0.15	0.33

Dividends and distributions from:
Net investment income	(0.20)	(1.01)	(0.89)	(0.39)	(0.33)	(0.30)	(0.60)
Net realized gain	—	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.20)	(1.01)	(0.89)	(0.39)	(0.33)	(0.30)	(0.61)

Net asset value, end of period	$10.03	$10.55	$10.95	$11.20	$11.57	$10.98	$11.13

Total Investment Return[3,4]
Based on net asset value	(3.00)%[5]	6.13%	5.70%[5]	0.04%	8.56%[6]	1.44%	2.62%

Ratios to Average Net Assets
Total expenses	0.81%[7]	0.81%	0.81%[7]	0.77%	0.75%	0.81%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%[7]	0.78%	0.79%[7]	0.77%	0.75%	0.77%	0.78%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%[7]	0.78%	0.78%[7]	0.76%	0.75%	0.77%	0.78%

Net investment income	2.46%[7]	2.36%	3.11%[7]	3.34%	3.18%	3.05%	2.59%

Supplemental Data
Net assets, end of period (000)	$23,155	$38,965	$62,415	$67,594	$87,530	$144,623	$98,721

Portfolio turnover	40%	172%[8]	25%[9]	151%[10]	77%	148%	164%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

10	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	35

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional
	Six Months Ended		Period	Year Ended September 30,
	June 30, 2010 (Unaudited)	Year Ended December 31, 2009	October 1, 2008 to December 31, 2008	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.94	$11.19	$11.56	$10.96	$11.13	$11.41

Net investment income[1]	0.12	0.24	0.08	0.40	0.35	0.32	0.28
Net realized and unrealized gain (loss)[2]	(0.44)	0.36	0.56	(0.38)	0.58	(0.20)	0.03

Net increase (decrease) from investment operations	(0.32)	0.60	0.64	0.02	0.93	0.12	0.31

Dividends and distributions from:
Net investment income	(0.20)	(1.00)	(0.89)	(0.39)	(0.33)	(0.29)	(0.58)
Net realized gain	—	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.20)	(1.00)	(0.89)	(0.39)	(0.33)	(0.29)	(0.59)

Net asset value, end of period	$10.02	$10.54	$10.94	$11.19	$11.56	$10.96	$11.13

Total Investment Return[3,4]
Based on net asset value	(3.07)%[5]	6.06%	5.71%[5]	0.02%	8.64%[6]	1.15%	2.46%

Ratios to Average Net Assets
Total expenses	0.93%[7]	0.89%	0.83%[7]	0.79%	0.77%	0.89%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[7]	0.86%	0.83%[7]	0.79%	0.77%	0.87%	0.94%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[7]	0.86%	0.82%[7]	0.79%	0.77%	0.87%	0.94%

Net investment income	2.31%[7]	2.30%	3.07%[7]	3.32%	3.19%	2.93%	2.43%

Supplemental Data
Net assets, end of period (000)	$143,306	$155,656	$175,123	$180,834	$213,262	$229,648	$346,746

Portfolio turnover	40%	172%[8]	25%[9]	151%[10]	77%	148%	164%

	Service
	Six Months Ended		Period	Year Ended September 30,
	June 30, 2010 (Unaudited)	Year Ended December 31, 2009	October 1, 2008 to December 31, 2008	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Net investment income[1]	0.10	0.21	0.08	0.36	0.32	0.29	0.26
Net realized and unrealized gain (loss)[2]	(0.44)	0.35	0.56	(0.38)	0.58	(0.19)	0.02

Net increase (decrease) from investment operations	(0.34)	0.56	0.64	(0.02)	0.90	0.10	0.28

Dividends and distributions from:
Net investment income	(0.18)	(0.97)	(0.89)	(0.35)	(0.30)	(0.26)	(0.55)
Net realized gain	—	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.18)	(0.97)	(0.89)	(0.35)	(0.30)	(0.26)	(0.56)

Net asset value, end of period	$10.03	$10.55	$10.96	$11.21	$11.58	$10.98	$11.14

Total Investment Return[3,4]
Based on net asset value	(3.19)%[5]	5.64%	5.71%[5]	(0.30)%	8.32%[6]	0.93%	2.21%

Ratios to Average Net Assets
Total expenses	1.17%[7]	1.16%	1.12%[7]	1.11%	1.05%	1.20%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.16%[7]	1.15%	1.12%[7]	1.11%	1.05%	1.18%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.16%[7]	1.15%	1.11%[7]	1.11%	1.05%	1.18%	1.19%

Net investment income	2.06%[7]	2.01%	2.78%[7]	2.99%	2.90%	2.62%	2.19%

Supplemental Data
Net assets, end of period (000)	$24,697	$40,084	$45,545	$50,020	$70,819	$73,139	$107,402

Portfolio turnover	40%	172%[8]	25%[9]	151%[10]	77%	148%	164%

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A
	Six Months Ended		Period	Year Ended September 30,
	June 30, 2010 (Unaudited)	Year Ended December 31, 2009	October 1, 2008 to December 31, 2008	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.96	$11.21	$11.57	$10.98	$11.14	$11.42

Net investment income[1]	0.10	0.21	0.08	0.35	0.31	0.29	0.25
Net realized and unrealized gain (loss)[2]	(0.44)	0.36	0.55	(0.36)	0.57	(0.19)	0.03

Net increase (decrease) from investment operations	(0.34)	0.57	0.63	(0.01)	0.88	0.10	0.28

Dividends and distributions from:
Net investment income	(0.18)	(0.97)	(0.88)	(0.35)	(0.29)	(0.26)	(0.55)
Net realized gain	—	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.18)	(0.97)	(0.88)	(0.35)	(0.29)	(0.26)	(0.56)

Net asset value, end of period	$10.04	$10.56	$10.96	$11.21	$11.57	$10.98	$11.14

Total Investment Return[3,4]
Based on net asset value	(3.21)%[5]	5.70%	5.68%[5]	(0.29)%	8.13%[6]	0.93%	2.21%

Ratios to Average Net Assets
Total expenses	1.25%[7]	1.26%	1.25%[7]	1.19%	1.22%	1.39%	1.29%

Total expenses excluding recoupment of past waived fees	1.24%[7]	1.26%	1.25%[7]	1.19%	1.22%	1.39%	1.29%

Total expenses after fees waived, reimbursed and paid indirectly	1.21%[7]	1.19%	1.19%[7]	1.17%	1.16%	1.18%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.21%[7]	1.19%	1.19%[7]	1.17%	1.16%	1.18%	1.18%

Net investment income	2.01%[7]	1.96%	2.75%[7]	2.90%	2.79%	2.64%	2.17%

Supplemental Data
Net assets, end of period (000)	$83,085	$106,609	$106,247	$138,912	$110,810	$141,130	$182,321

Portfolio turnover	40%	172%[8]	25%[9]	151%[10]	77%	148%	164%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

10	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	37

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor B
	Six Months Ended		Period	Year Ended September 30,
	June 30, 2010 (Unaudited)	Year Ended December 31, 2009	October 1, 2008 to December 31, 2008	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Net investment income[1]	0.06	0.11	0.05	0.25	0.22	0.20	0.17
Net realized and unrealized gain (loss)[2]	(0.44)	0.36	0.56	(0.37)	0.57	(0.19)	0.02

Net increase (decrease) from investment operations	(0.38)	0.47	0.61	(0.12)	0.79	0.01	0.19

Dividends and distributions from:
Net investment income	(0.14)	(0.87)	(0.86)	(0.25)	(0.19)	(0.17)	(0.46)
Net realized gain	—	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.14)	(0.87)	(0.86)	(0.25)	(0.19)	(0.17)	(0.47)

Net asset value, end of period	$10.04	$10.56	$10.96	$11.21	$11.58	$10.98	$11.14

Total Investment Return[3,4]
Based on net asset value	(3.63)%[5]	4.78%	5.46%[5]	(1.18)%	7.30%[6]	0.10%	1.45%

Ratios to Average Net Assets
Total expenses	2.08%[7]	2.09%	2.02%[7]	2.00%	2.01%	2.03%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	2.07%[7]	2.08%	2.02%[7]	2.00%	2.01%	2.02%	1.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.07%[7]	2.08%	2.02%[7]	2.00%	2.01%	2.02%	1.93%

Net investment income	1.14%[7]	1.08%	1.88%[7]	2.11%	1.96%	1.79%	1.43%

Supplemental Data
Net assets, end of period (000)	$3,672	$5,132	$8,376	$9,347	$12,539	$15,475	$19,705

Portfolio turnover	40%	172%[8]	25%[9]	151%[10]	77%	148%	164%

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor C
	Six Months Ended		Period	Year Ended September 30,
	June 30, 2010 (Unaudited)	Year Ended December 31, 2009	October 1, 2008 to December 31, 2008	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.95	$11.20	$11.61	$11.01	$11.17	$11.45

Net investment income[1]	0.06	0.13	0.05	0.27	0.24	0.21	0.17
Net realized and unrealized gain (loss)[2]	(0.44)	0.35	0.56	(0.42)	0.57	(0.19)	0.02

Net increase (decrease) from investment operations	(0.38)	0.48	0.61	(0.15)	0.81	0.02	0.19

Dividends and distributions from:
Net investment income	(0.14)	(0.89)	(0.86)	(0.26)	(0.21)	(0.18)	(0.46)
Net realized gain	—	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.14)	(0.89)	(0.86)	(0.26)	(0.21)	(0.18)	(0.47)

Net asset value, end of period	$10.02	$10.54	$10.95	$11.20	$11.61	$11.01	$11.17

Total Investment Return[3,4]
Based on net asset value	(3.58)%[5]	4.80%	5.50%[5]	(1.40)%	7.41%[6]	0.17%	1.45%

Ratios to Average Net Assets
Total expenses	1.97%[7]	1.97%	1.93%[7]	1.88%	1.89%	1.95%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	1.96%[7]	1.95%	1.93%[7]	1.88%	1.89%	1.94%	1.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.96%[7]	1.95%	1.93%[7]	1.87%	1.89%	1.94%	1.93%

Net investment income	1.25%[7]	1.21%	1.98%[7]	2.23%	2.12%	1.88%	1.42%

Supplemental Data
Net assets, end of period (000)	$25,947	$30,491	$32,535	$35,742	$39,777	$50,795	$65,555

Portfolio turnover	40%	172%[8]	25%[9]	151%[10]	77%	148%	164%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

10	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	39

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Institutional			Investor A
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.36	$7.96	$10.00	$9.36	$7.97	$10.00

Net investment income[2]	0.24	0.56	0.62	0.21	0.53	0.59
Net realized and unrealized gain (loss)	0.41	1.39	(2.11)	0.43	1.39	(2.09)

Net increase (decrease) from investment operations	0.65	1.95	(1.49)	0.64	1.92	(1.50)

Dividends and distributions from:
Net investment income	(0.25)	(0.55)	(0.59)	(0.24)	(0.53)	(0.57)
Net realized gain	(0.02)	—	(0.00)[3]	(0.02)	—	(0.00)[3]

Total dividends and distributions	(0.27)	(0.55)	(0.59)	(0.26)	(0.53)	(0.57)

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.04	0.00 [3]	0.00 [3]	0.04

Net asset value, end of period	$9.74	$9.36	$7.96	$9.74	$9.36	$7.97

Total Investment Return[4]
Based on net asset value	6.96%[5,6]	25.23%[6]	(15.06)%[5]	6.82%[5,6]	24.76%[6]	(15.13)%[5]

Ratios to Average Net Assets
Total expenses	0.43%[7,8]	1.54%[9,10]	19.13%[8,9,11]	0.63%[7,8]	1.85%[9,10]	16.33%[8,9,11]

Total expenses after fees waived, reimbursed and paid indirectly	0.15%[7,8]	0.15%[10]	0.15%[8,11]	0.38%[7,8]	0.40%[10]	0.40%[8,11]

Net investment income	4.88%[7,8]	6.30%[10]	7.51%[8,11]	4.34%[7,8]	6.05%[10]	7.19%[8,11]

Supplemental Data
Net assets, end of period (000)	$95,358	$1,035	$244	$113,642	$2,351	$843

Portfolio turnover	107%	128%	115%	107%	128%	115%

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.36	$7.96	$10.00

Net investment income[2]	0.19	0.47	0.58
Net realized and unrealized gain (loss)	0.40	1.39	(2.15)

Net increase (decrease) from investment operations	0.59	1.86	(1.57)

Dividends and distributions from:
Net investment income	(0.20)	(0.46)	(0.51)
Net realized gain	(0.02)	—	(0.00)[3]

Total dividends and distributions	(0.22)	(0.46)	(0.51)

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.04

Net asset value, end of period	$9.73	$9.36	$7.96

Total Investment Return[4]
Based on net asset value	6.32%[5,6]	23.99%[6]	(15.79)%[5]

Ratios to Average Net Assets
Total expenses	1.46%[7,8]	2.51%[9,10]	14.27%[8,9,11]

Total expenses after fees waived, reimbursed and paid indirectly	1.13%[7,8]	1.15%[10]	1.14%[8,11]

Net investment income	3.93%[7,8]	5.32%[10]	7.38%[8,11]

Supplemental Data
Net assets, end of period (000)	$81,525	$9,588	$2,470

Portfolio turnover	107%	128%	115%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying Funds of approximately 0.39%.

8	Annualized.

9	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

10	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

11	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	41

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2010, the Trust had 33 series, of which BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (formerly known as BlackRock Strategic Income Portfolio) (“Strategic Income Opportunities”) (collectively the “Funds”) are included in these financial statements. During the period Strategic Income Opportunities changed its non-fundamental investment strategy to allow asset allocation to vary and for up to 100% of the Fund’s assets to be invested entirely in either underlying funds or direct opportunistic purchases. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares of International Bond are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Strategic Income Opportunities generally invests in open-end affiliated investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, Strategic Income Opportunities indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate-related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Trustees (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flow and trades and values of the underlying reference instrument. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length

42	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates are solely the obligations of the Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as

BLACKROCK FUNDS II	JUNE 30, 2010	43

Notes to Financial Statements (continued)

either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

TBA Commitments: The Funds may enter into TBA commitments pursuant to which it agrees to purchase mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Funds. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Funds.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps and written options) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

44	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on International Bond’s US federal tax returns remains open for the years ended September 30, 2007 through September 30, 2008, the period ended December 31, 2008 and the year ended December 31, 2009. Emerging Market Debt’s and Strategic Income Opportunities’ US federal income tax returns remain open for the period ended December 31, 2008 and the year ended December 31, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Bank Overdraft: As of June 30, 2010, International Bond recorded a bank overdraft resulting from the estimation of available cash. The overdraft resulted in fees being charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds mitigate counterparty risk by procuring collateral and through netting provisions included within and International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange

BLACKROCK FUNDS II	JUNE 30, 2010	45

Notes to Financial Statements (continued)

contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the price of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional

46	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$18,010	$1,411,950	$1,341
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	413,469	8,753,845	788,241
Credit contracts	Unrealized appreciation on swaps	109,103	9,303	10,203

Total		$540,582	$10,175,098	$799,785

Liability Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$6,515	$1,635,987	$38,666
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	434,109	4,457,328	274,988
Credit contracts	Unrealized depreciation on swaps	88	12,628	79,467

Total		$440,712	$6,105,943	$393,121

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended June 30, 2010
Net Realized Gain (Loss) from
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Credit contracts:
Options***	—	$39,000	—
Swaps	$41,023	(521,198)	$(19,687)
Foreign currency exchange contracts:
Foreign currency transactions	(82,092)	(2,246,776)	91,684
Options***	(12,571)	—	—
Interest rate contracts:
Financial futures contracts	25,237	(36,148)	737,001
Options***	(14,521)	(9,680)	—
Swaps	(34,064)	(506,167)	233,911

Total	$(76,988)	$(3,280,969)	$1,042,909

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS II	JUNE 30, 2010	47

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Credit contracts:
Swaps	$114,989	$731,896	$(69,264)
Foreign currency exchange contracts:
Foreign currency transactions	(18,349)	4,969,642	513,253
Options***	19,609	—	—
Interest rate contracts:
Financial futures contracts	7,877	(450,896)	(33,384)
Options***	(1,711)	(46,401)	—
Swaps	2,422	(132,331)	(3,941)

Total	$124,837	$5,071,910	$406,664

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Financial futures contracts:
Average number of contracts purchased	2	317	—
Average number of contracts sold	2	781	112
Average notional value of contracts purchased	$286,875	$87,247,886	—
Average notional value of contracts sold	$432,531	$139,714,109	$14,626,618
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	36	32	6
Average number of contracts - US dollars sold	40	34	6
Average US dollar amounts purchased	$8,538,619	$108,839,349	$6,952,700
Average US dollar amounts sold	$9,642,235	$150,653,573	$6,256,455
Options:
Average number of contracts purchased	191	3,552	—
Average number of contracts written	93	690	—
Average notional value of contracts purchased	$50,714	$89,118	—
Average notional value of contracts written	$37,386	$184,400	—
Credit default swaps:
Average number of contracts - buy protection	4	3	—
Average number of contracts - sell protection	1	1	9
Average notional value - buy protection	$2,067,500	$5,725,000	—
Average notional value - sold protection	$3,500,000	$1,937,500	$25,900,000
Interest rate swaps:
Average number of contracts - pays fixed rate	2	1	—
Average number of contracts - receives fixed rate	2	2	1
Average notional value - pays fixed rate	$5,446,000	$14,600,000	—
Average notional value - receives fixed rate	$94,970,000	$22,812,500	$3,350,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

	Emerging Market Debt	International Bond and Strategic Income Opportunities
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.600%	0.550%
$1 Billion – $2 Billion	0.550	0.500
$2 Billion – $3 Billion	0.525	0.475
Greater Than $3 Billion	0.500	0.450

48	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

The Manager agreed to contractually and/or voluntarily waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets were as follows:

	Emerging Market Debt	International Bond[2]	Strategic Income Opportunities[4]
	Contractual[1]	Contractual[1]	Contractual[1]
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%	0.15%
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.40%
Investor B	N/A	2.25%	N/A
Investor C	2.00%	2.25%	1.15%
Class R	N/A	1.98%[3]	N/A

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

2	International Bond – Institutional Shares currently has a voluntary waiver and/or reimbursement of 0.90% which may be reduced or discontinued at any time.

3	There were no shares outstanding as of June 30, 2010.

4	Additionally, the Manager has contractually agreed to limit expenses to 1.15% for Institutional Shares, 1.40% for Investor A Shares and 2.15% for Investor C Shares of average daily net assets until May 1, 2021. On May 1 of each year, this waiver agreement will renew automatically for an additional one year so that the arrangement will have a perpetual ten-year term.

These amounts are included in fees waived by advisor, fees waived by administrator – class specific and transfer agent fees reimbursed, respectively, in the Statements of Operations. For the six months ended June 30, 2010, the amounts included in fees waived by advisor were as follows:

Emerging Market Debt	$59,513
International Bond	$9,777
Strategic Income Opportunities	$60,200

The Manager voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2010, the amounts waived were as follows:

International Bond	$2,136
Strategic Income Opportunities	$2,066

If during Emerging Market Debt’s or International Bond’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a contractual waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2010, the Manager recouped $1,613 of the Investor A Shares waivers previously recorded by International Bond. On June 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2010	2011	2012
Emerging Market Debt	$235,876	$171,821	$65,957
International Bond	$19,103	$93,703	$28,013

Strategic Income Opportunities is not eligible to recoup past waivers.

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%

*	Service shares and Investor B shares pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended June 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Market Debt	$3,187
International Bond	$11,123
Strategic Income Opportunities	$70,524

For the six months ended June 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

BLACKROCK FUNDS II	JUNE 30, 2010	49

Notes to Financial Statements (continued)

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
Investor A	—	$2,219	$7,936
Investor B	—	$3,748	—
Investor C	$598	$5,268	$3,767

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as the custodian for International Bond and Strategic Income Opportunities. Brown Brothers Harriman & Co. serves as the custodian for Emerging Market Debt. For these services, the custodians each receive a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended June 30, 2010, International Bond incurred $64,313 in fees in return for these services, which are included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$22	$99	—
Institutional	17	736	$45
Service	—	615	—
Investor A	79	3,105	64
Investor B	—	238	—
Investor C	62	736	254

Total	$180	$5,529	$363

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations.

Effective July 1, 2010, PNCGIS and PFPC Trust Company were sold to The Bank of New York Mellon Corporation and are no longer considered affiliates of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

For the six months ended June 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$1,555	$3,978	—
Institutional	281	18,147	$4,428
Service	—	4,551	—
Investor A	541	12,119	2,416
Investor B	—	545	—
Investor C	527	3,550	2,779

Total	$2,904	$42,890	$9,623

	Administration Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$1,462	$1,293	—
Institutional	—	8,304	$3,704
Investor A	4	8,811	755
Investor C	1	—	864

Total	$1,467	$18,408	$5,323

50	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

	Service and Distribution Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
Service	—	$45,394	—
Investor A	$5,434	120,723	$24,154
Investor B	—	21,796	—
Investor C	21,111	141,987	111,143

Total	$26,545	$329,900	$135,297

	Transfer Agent Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$74	$1,124	—
Institutional	206	94,205	$217
Service	—	21,734	—
Investor A	1,036	94,263	991
Investor B	—	6,077	—
Investor C	784	23,732	3,617

Total	$2,100	$241,135	$4,825

	Transfer Agent Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$11	—	—
Institutional	—	$54	$8
Investor A	6	754	36
Investor C	—	—	177

Total	$17	$808	$221

	Transfer Agent Fees Reimbursed
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$26	$62	—
Institutional	—	4,805	$32
Investor A	10	7,316	296
Investor C	—	—	1,382

Total	$36	$12,183	$1,710

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

During the six months ended June 30, 2010, International Bond received reimbursements from an affiliate in the amount of $1,269 which is included in capital share transactions in the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term and US government securities for the six months ended June 30, 2010, were as follows:

	Purchases	Sales
Emerging Market Debt	$26,669,448	$13,395,402
International Bond	$114,002,095	$177,788,472
Strategic Income Opportunities	$881,592,507	$166,779,812

Purchases and sales of US government securities for the six months ended June 30, 2010, were as follows:

	Purchases	Sales
Emerging Market Debt	$530,406	$538,721
International Bond	$19,638,918	$24,100,041
Strategic Income Opportunities	$292,766	—

Transactions in options written for the six months ended June 30, 2010 were as follows:

	Emerging Market Debt				International Bond
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	—	—	132	$72,283	260	$39,000	260	$40,300
Options written	125	$8,663	122	27,099	320	28,480	320	32,000
Options expired	(125)	(8,663)	(36)	(5,976)	(580)	(67,480)	(580)	(72,300)
Options closed	—	—	(76)	(52,493)	—	—	—	—

Options outstanding at end of period	—	—	142	$40,913	—	—	—	—

BLACKROCK FUNDS II	JUNE 30, 2010	51

Notes to Financial Statements (continued)

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. The Funds paid the pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended June 30, 2010.

6. Capital Loss Carryforwards:

As of December 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	Emerging Market Debt	International Bond
2014	—	$2,538,574
2015	—	208,463
2016	$145,091	3,233,885
2017	214,027	17,832,091

Total	$359,118	$23,813,013

7. Concentration, Market and Credit Risk:

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Emerging Market Debt	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,095,903	$10,909,357	67,650	$663,645
Shares issued in reinvestment of dividends and distributions	7,666	76,582	135	1,315

Total issued	1,103,569	10,985,939	67,785	664,960
Shares redeemed	(6,004)	(59,480)	(571)	(5,610)

Net increase	1,097,565	$10,926,459	67,214	$659,350

Institutional
Shares sold	160,205	$1,587,283	249,134	$2,356,267
Shares issued in reinvestment of dividends and distributions	4,938	49,258	3,944	37,081

Total issued	165,143	1,636,541	253,078	2,393,348
Shares redeemed	(161,700)	(1,586,684)	(22,853)	(216,486)

Net increase	3,443	$49,857	230,225	$2,176,862

52	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Emerging Market Debt (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	565,109	$5,684,341	290,304	$2,705,320
Shares issued in reinvestment of dividends	8,392	83,681	2,959	28,211

Total issued	573,501	5,768,022	293,263	2,733,531
Shares redeemed	(65,144)	(651,815)	(95,575)	(921,545)

Net increase	508,357	$5,116,207	197,688	$1,811,986

Investor C
Shares sold	250,535	$2,493,260	289,665	$2,777,676
Shares issued in reinvestment of dividends and distributions	7,932	79,050	3,594	34,491

Total issued	258,467	2,572,310	293,259	2,812,167
Shares redeemed	(59,445)	(595,046)	(11,611)	(111,691)

Net increase	199,022	$1,977,264	281,648	$2,700,476

International Bond
BlackRock
Shares sold	1,704,560	$17,242,864	1,724,196	$18,462,297
Shares issued in reinvestment of dividends	51,104	516,819	285,614	2,923,997

Total issued	1,755,664	17,759,683	2,009,810	21,386,294
Shares redeemed	(3,140,926)	(31,522,248)	(4,014,664)	(41,905,601)

Net decrease	(1,385,262)	$(13,762,565)	(2,004,854)	$(20,519,307)

Institutional
Shares sold	2,590,588	$26,393,524	3,336,893	$35,102,028
Shares issued in reinvestment of dividends	156,897	1,582,855	1,039,822	10,596,703

Total issued	2,747,485	27,976,379	4,376,715	45,698,731
Shares redeemed	(3,216,061)	(32,880,973)	(5,610,842)	(59,013,583)

Net decrease	(468,576)	$(4,904,594)	(1,234,127)	$(13,314,852)

Service
Shares sold	349,177	$3,595,411	1,010,868	$10,761,163
Shares issued in reinvestment of dividends	45,481	461,615	299,465	3,063,783

Total issued	394,658	4,057,026	1,310,333	13,824,946
Shares redeemed	(1,731,483)	(17,554,948)	(1,668,988)	(17,758,126)

Net decrease	(1,336,825)	$(13,497,922)	(358,655)	$(3,933,180)

Investor A
Shares sold and automatic conversion of shares	1,325,163	$13,780,604	4,638,067	$49,102,793
Shares issued in reinvestment of dividends	147,077	1,493,082	826,636	8,469,114

Total issued	1,472,240	15,273,686	5,464,703	57,571,907
Shares redeemed	(3,293,070)	(33,823,242)	(5,059,198)	(52,989,917)

Net increase (decrease)	(1,820,830)	$(18,549,556)	405,505	$4,581,990

BLACKROCK FUNDS II	JUNE 30, 2010	53

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
International Bond (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	8,473	$88,157	20,933	$220,595
Shares issued in reinvestment of dividends	4,773	48,303	42,687	435,008

Total issued	13,246	136,460	63,620	655,603
Shares redeemed and automatic conversion of shares	(133,534)	(1,374,292)	(341,611)	(3,589,286)

Net decrease	(120,288)	$(1,237,832)	(277,991)	$(2,933,683)

Investor C
Shares sold	342,431	$3,532,737	872,268	$9,398,449
Shares issued in reinvestment of dividends	32,713	330,244	202,743	2,069,020

Total issued	375,144	3,862,981	1,075,011	11,467,469
Shares redeemed	(678,773)	(6,946,077)	(1,155,164)	(12,282,294)

Net decrease	(303,629)	$(3,083,096)	(80,153)	$(814,825)

Strategic Income Opportunities
Institutional
Shares sold	13,423,345	$128,511,838	89,894	$777,546
Shares issued in reinvestment of dividends and distributions	35,062	338,884	2,223	19,688

Total issued	13,458,407	128,850,722	92,117	797,234
Shares redeemed	(3,776,127)	(36,402,284)	(12,230)	(107,873)

Net increase	9,682,280	$92,448,438	79,887	$689,361

Investor A
Shares sold	11,968,294	$115,010,390	250,969	$2,159,908
Shares issued in reinvestment of dividends and distributions	44,909	433,383	8,331	73,890

Total issued	12,013,203	115,443,773	259,300	2,233,798
Shares redeemed	(593,568)	(5,729,971)	(113,957)	(1,007,173)

Net increase	11,419,635	$109,713,802	145,343	$1,226,625

Investor C
Shares sold	7,631,694	$73,203,532	1,116,602	$9,476,307
Shares issued in reinvestment of dividends and distributions	39,269	377,273	30,771	274,064

Total issued	7,670,963	73,580,805	1,147,373	9,750,371
Shares redeemed	(315,700)	(3,007,534)	(432,767)	(3,909,899)

Net increase	7,355,263	$70,573,271	714,606	$5,840,472

There is a 2% redemption fee on shares of the Funds’ redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted: Effective August 1, 2010, the primary and secondary expense caps for Strategic Income Opportunities will increase by 0.25% across all shares classes. The primary cap for A Shares, C Shares and Institutional Shares will go from 0.40% to 0.65%, 1.15% to 1.40% and 0.15% to 0.40%, respectively. The secondary cap for A Shares, C Shares and Institutional Shares will go from 1.40% to 1.65%, 2.15% to 2.40% and 1.15% to 1.40%, respectively.

54	BLACKROCK FUNDS II	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Emerging Market Debt Portfolio (the “Emerging Market Debt Portfolio”), BlackRock International Bond Portfolio (the “International Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock for the Emerging Market Debt Portfolio and the International Bond Portfolio and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

BLACKROCK FUNDS II	JUNE 30, 2010	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Emerging Market Debt Portfolio ranked in the fourth and third quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively. The Board and BlackRock reviewed the reasons for the Emerging Market Debt Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Emerging Market Debt Portfolio was overweight in higher quality and more liquid securities, and underperformed in 2009 as the market experienced a return to risk, where the lowest quality, and often illiquid securities, generally experienced the largest returns.

The Board noted that the International Bond Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the International Bond Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the International Bond Portfolio underperformed its Peers primarily because of its positions in non-benchmark spread sectors. Those holdings included positions in U.S. agency and non-agency mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, and corporate bonds in the U.S., U.K., and Euro-zone, with an emphasis on financials.

56	BLACKROCK FUNDS II	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Strategic Income Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported. The Board and BlackRock reviewed the reasons for the Strategic Income Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, during 2009, the Strategic Income Portfolio was run as a fund of funds. In comparison to the Lipper category, the Strategic Income Portfolio was positioned much more conservatively than its Peers due to the fund of funds structure.

The Board and BlackRock discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Emerging Market Debt Portfolio and the International Bond Portfolio. The Board reviewed BlackRock’s profitability with respect to these Funds and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Emerging Market Debt Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Emerging Market Debt Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Emerging Market Debt Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Market Debt Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Emerging Market Debt Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the International Bond Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the International Bond Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the International Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the International Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the International Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Strategic Income Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Strategic Income Portfolio’s Peers, in each case, before

BLACKROCK FUNDS II	JUNE 30, 2010	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Strategic Income Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Strategic Income Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Strategic Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

58	BLACKROCK FUNDS II	JUNE 30, 2010

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Member of the Audit Committee and Trustee

Anne F. Ackerley, Fund President and Chief Executive Officer

Jeffery Holland, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Custodians

For International Bond Portfolio and Strategic Income Opportunities

Portfolio:

PFPC Trust Company

301 Bellevue Parkway

Wilmington, DE 19809

For Emerging Market Debt Portfolio:

Brown Brothers

Harriman & Company

New York, NY 10005

Accounting agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	JUNE 30, 2010	59

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

60	BLACKROCK FUNDS II	JUNE 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2010	61

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Income Builder Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Kentucky Municipal Bond Portfolio BlackRock Municipal Insured Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund		BlackRock New York Municipal Bond Fund BlackRock Ohio Municipal Bond Portfolio BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement	2040
Moderate Prepared Portfolio	2015	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2025	2050	2030	2055
	2030		2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

62	BLACKROCK FUNDS II	JUNE 30, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-06/10-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 2, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: September 2, 2010